                                                                Exhibit 10.17
                                                                -------------


                                    LEASE


                                   BETWEEN


                   ECKELKAMP OFFICE CENTER SOUTH, L.L.C.,
                    A MISSOURI LIMITED LIABILITY COMPANY,
                                 AS LANDLORD


                                     AND


                        EDWARD D. JONES & CO., L.P.,
                       A MISSOURI LIMITED PARTNERSHIP,
                                  AS TENANT


                               (BUILDING III)
                                   (LOT 1)

                                    LEASE

         THIS LEASE AGREEMENT (the "Lease") is made and entered into on the 3rd day of February, 2000, between Eckelkamp Office Center South, L.L.C., a Missouri limited liability company ("Landlord"), and Edward D. Jones & Co., L.P., a Missouri limited partnership ("Tenant").

                             W I T N E S S E T H
                             -------------------

         1.       DEFINITIONS.

                  1.1.     "AAA" shall be as defined in Section 47.1 hereof.
                                                        ------------

                  1.2.     "Accounting" shall be as defined in Paragraph 11(b)
                                                               ---------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.3.     "ADA" shall mean the Americans with Disabilities Act.

                  1.4.     "Additional Rent" shall be as defined in Section 3.4
                                                                    -----------
hereof.

                  1.5.     "Additional Work" shall be as defined in Section 6.2
                                                                    -----------
hereof.

                  1.6. "Adjacent Property" shall mean Lot II and Lot III of the Office Center.

                  1.7. "Adjacent Property Owner" shall mean the owner or owners from time to time of the Adjacent Property.

                  1.8.     "Advance Occupancy" shall be as defined in
Section 2.5 hereof.
-----------

                  1.9.     "Approved Subcontractors" shall be as defined in
Paragraph 6(a) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.10.    "Arbitration" shall be as defined under Section 47
                                                                   ----------
hereof.

                  1.11.    "Architect" shall be as defined in Paragraph 6(a)
                                                              --------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.12.    "Base Rent" shall mean those amounts set forth in
Section 3.1 hereof, payable in equal monthly installments.
-----------

                  1.13.    "Base TI Allowance" shall be as defined in
Paragraph 7(a) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.14. "Building" or "Building III" shall mean the office building to be constructed as Building III on Lot I of the Office Center, which is calculated to contain 218,057 RSF and to contain 228,000 construction gross square feet.

                  1.15. "Building I" shall mean that certain office building located on the Adjacent Property known as Building I.

                  1.16. "Building II" shall mean that certain office building located on the Adjacent Property known as Building II.

                  1.17.    "Building III Option" shall be as defined in
Section 44 hereof.
----------

                  1.18. "Building Grade" shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

                  1.19.    "Building Manager" shall be as defined in
Section 5.1(b)(vii) hereof.
-------------------

                  1.20.    "Cafeteria" shall be as defined in Section 5.6
                                                              -----------
hereof.

                  1.21. "Commencement Date" means the day after the date (but no earlier than the Substantial Completion Date) upon which (a) the Premises are Substantially Completed; and (b) St. Louis County has issued any temporary or permanent occupancy permits which are necessary and allow the Tenant to occupy the Premises to conduct the Tenant's business therein; provided, however, if the Architect and the Tenant Architect do not agree as to Substantial Completion, the Tenant shall begin to pay Base Rent at one-half of the required amount until such time as both the Tenant Architect and the Architect agree that the Premises are Substantially Complete; and thereafter, the parties shall attempt to negotiate in good faith to resolve such disagreement. If the parties are unable to negotiate such disagreement, the parties shall submit the issue to Arbitration or a court of competent jurisdiction for a declaratory judgment and, upon completion of such action, the appropriate Commencement Date shall be determined and any appropriate adjustments in Rent shall be made with interest accruing at the Prime Rate for any adjusted amounts from the date such payment should have been paid until the date paid. The Tenant shall begin to pay full Additional Rent at the same time full or partial Base Rent is to be paid. The Commencement Date may be earlier than the date provided in Subparagraphs (a) and (b) above
                                         -------------------------
pursuant to Section 2.2(b) hereof.
            --------------

                  1.22. "Construction Period" shall mean that period beginning on the date of execution of this Lease and continuing through 11:59 p.m. on the day immediately prior to the Commencement Date.

                  1.23.    "Contractor" shall be as defined in Paragraph 8 of
                                                               -----------
Exhibit A attached hereto and incorporated herein.
---------

                  1.24. "Construction Schedule" shall be as defined in Paragraph 3 of Exhibit A attached hereto and incorporated herein.
-----------    ---------

                  1.25.    "Core and Shell" shall be as defined in
Paragraph 1(a) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.26.    "Core and Shell Plans" shall be as defined in
Paragraph 1(a) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.27. "CPI Index" shall mean the Consumer Price Index for All Urban Consumers, as revised for U.S. City Average, issued by the Bureau of Labor Statistics of the United States Department of Labor or any successor agency, or any other measure hereafter employed by that Bureau or any successor agency in lieu of such CPI Index that measures the cost of living in the United States. If the CPI Index is hereafter converted to a different standard reference base or otherwise revised, the determination of the percentage increase shall be made either with the use of such conversion factor, formula or table converting the CPI Index as may be published by the Bureau or any successor agency, or if no such conversion factor, formula or table is published, then by using such other index as is then generally recognized and accepted for similar determinations of purchasing power in Landlord's reasonable discretion.

                  1.28. "Cybertel" shall mean Cybertel Cellular Telephone Company, a Missouri partnership.

                  1.29. "Cybertel Lease" shall mean that certain Lease dated November 30, 1990, executed by Cybertel and Manchester 270 Partnership, as amended by First Amendment to Lease Agreement dated as of July 15, 1996,
Second Amendment to Lease Agreement dated as of January 15, 2000 and as it may be later amended.

                  1.30.    "Declining Response" shall be as defined in
Section 2.6(c)(ii) hereof.
------------------

                  1.31. "Delay Expenses" shall mean any excess construction period interest, loan related costs, delay in the payment of any Rent, Taxes, additional insurance premiums, utilities, similar costs or other Operating Expenses.

                  1.32.    "Design Team" shall be as defined in Paragraph 6(a)
                                                                --------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.33.    "Design Work" shall be as defined in Paragraph 6(a)
                                                                --------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.34.    "Evaluation Period" shall be as defined in
Section 15.5 hereof.
------------

                  1.35.    "Excess TI Costs" shall be as defined in
Paragraph 7(a) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.36.    "Excluded Costs" shall be as defined in
Section 4.1(a) hereof.
--------------

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

                  1.37. "Excusable Construction Delay" shall mean any delay in the then current Construction Schedule for the Premises as a result of Force Majeure, changes in Core and Shell Plans or Tenant Work Plans requested by the Tenant which results in a delay of the construction of the Premises, or any act or omission of the Tenant which results in a delay in the construction of the Premises.

                  1.38.    "Execution Date" shall be the date by which both
(a) this Lease has been executed by the Tenant and the Landlord and (b) a copy signed by the Tenant has been received by the Landlord.

                  1.39.    "Expense Statement" shall be as defined in
Section 4.1(b) hereof.
--------------

                  1.40.    "Event of Default" shall be as defined in Section 23
                                                                     ----------
hereof.

                  1.41.    "First Party" shall be as defined in Section 47.4
                                                                ------------
hereof.
                  1.42.    "Food Service Contractor" shall be as defined in
Section 5.6 hereof.
-----------

                  1.43.    "Force Majeure" shall be as defined in
Section 36.1(a) hereof.
---------------

                  1.44.    "Hazardous Materials" shall be as defined in
Section 37.1 hereof.
------------

                  1.45.    "HVAC" shall be as defined in Section 5.1(b)(ii)
                                                         ------------------
hereof.
                  1.46.    "Initial Period" shall be as defined in Section 4.2
                                                                   -----------
hereof.

                  1.47. "Initial Term" shall mean a term of at least twenty (20) years, but less than two hundred forty-one (241) months, beginning on the Commencement Date and ending on the last day of the month in which the twentieth anniversary of the day before the Commencement Date occurs.

                  1.48.    "Insurance Coverage Amount" shall be as defined in
Section 10.2 hereof.
------------

                  1.49.    "Kelley" shall be as defined in Section 29 hereof.
                                                           ----------

                  1.50. "Landlord Change Order" shall be as defined in Paragraph 9(c)(i) of Exhibit A attached hereto and incorporated herein.
-----------------    ---------

                  1.51.    "Landlord Default" shall be as defined in
Section 23.8(b) hereof.
---------------

                  1.52.    "Landlord Expenses" shall be as defined in
Section 4.8 hereof.
-----------

                  1.53.    "Late Charge" shall be as defined in Section 3.1
                                                                -----------
hereof.

                  1.54.    "Late Delivery Payment" shall be as defined in
Section 2.3(a)(iii) hereof.
-------------------

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                  1.55.    "Lease Year" shall mean a consecutive period of
twelve (12) months provided the first Lease Year shall begin on the Commencement Date and end on the last day of the twelfth (12th) full calendar month following thereafter and each subsequent Lease Year shall be twelve (12) full calendar months.

                  1.56.    "Leasehold Deed of Trust" shall be as defined in
Section 48 hereof.
----------

                  1.57. "Lender" shall mean the holder of any mortgage or deed of trust lien upon the Premises from time to time.

                  1.58.    "Liability Policy" shall be as defined in
Section 10.2 hereof.
------------

                  1.59. "Lot I" or "Lot 1" shall mean Lot I of the Office Center as depicted on Exhibit B-1 attached hereto and incorporated herein.
                      -----------
The landscaped areas that are adjacent to Lot 1 will be maintained by the Landlord at Tenant's expense (as an Operating Expense) and are hachured on Exhibit B-1.
-----------

                  1.60.    "Major Casualty" shall be as defined in
Section 15.2(b) hereof.
---------------

                  1.61.    "Major Taking" shall be as defined in Section 16.2(a)
                                                                 ---------------
hereof.

                  1.62.    "Management Fee" shall mean the following sums:

                              Lease Years 1-5 $ .75 per RSF of the Building Lease Years 6-10 $ .83 per RSF of the Building Lease Years 11-15 $ .93 per RSF of the Building Lease Years 16-20 $1.02 per RSF of the Building Lease Years 21-25 $1.12 per RSF of the Building Lease Years 26-30 $1.23 per RSF of the Building Lease Years 31-35 $1.35 per RSF of the Building

                              Unless adjusted upward pursuant to Section 5.5
                                                                 -----------
hereof.

                  1.63. "Monetary Default" shall mean an Event of Default by the Tenant hereunder resulting from the failure to pay Rent which has been outstanding for a period of thirty (30) days or more.

                  1.64.    "Mortgage" shall be as defined in Section 24.1
                                                             ------------
hereof.
                  1.65. "Office Center" shall mean that development on Lot I, Lot II and Lot III of Manchester/270 Office Center. The land upon which the Office Center is situated is legally described on Exhibit B
                                                            ---------
attached hereto and incorporated herein.

                  1.66.    "Operating Expenses" shall be as defined in
Section 4.1(a) hereof.
--------------

                  1.67.    "Option Notice" shall be as defined in Section 2.6(b)
                                                                  --------------
hereof.

                  1.68.    "Option Terms" shall be as defined in Section 2.6(a)
                                                                 --------------
hereof.

                  1.69.    "Option TI Allowances" shall be as defined in
Section 2.7 hereof.
-----------

                  1.70.    "Option TI Improvements" shall be as defined in
Section 2.7(a)(ii) hereof.
------------------

                  1.71. "Parking Garage" shall mean that parking garage situated on Lot I of the Office Center exclusively serving Building III and possibly Cybertel pursuant to the Cybertel Lease, as described in Section 17
                                                                  ----------
hereof.

                  1.72.    "Plan Modifications" shall be as defined in
Paragraph 1(b) of Exhibit A, attached hereto and incorporated herein.
--------------    ---------


                  1.73.    "Position Paper" shall be as defined in Section 47.5
                                                                   ------------
hereof.

                  1.74. "Premises" shall mean Lot I and the improvements to be constructed on Lot I pursuant to this Lease, including the Parking Garage and surface parking provided for in the Core and Shell Plans.

                  1.75. "Prime Rate" shall mean the from time to time publicly announced prime rate of interest of Bank of America (or any successor bank).

                  1.76.    "Punch-List" shall be as defined in Paragraph 14
                                                               ------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.77.    "Rent" shall be as defined in Section 3.4 hereof.
                                                         -----------

                  1.78. "RSF" shall mean a rentable square foot of the Building as calculated using the definition of ANSI/BOMA Z65.1-1996, STANDARD METHOD FOR MEASURING FLOOR AREA IN OFFICE BUILDINGS, dated: June 7, 1996 and published by the Building Owners and Managers Association International (BOMA), 1201 New York Avenue, N.W., Suite 300, Washington, D.C. 20005.

                  1.79.    "Second Party" shall be as defined in Section 47.4
                                                                 ------------
hereof.

                  1.80.    "SNDA" shall be as defined in Section 24.1 hereof.
                                                         ------------

                  1.81.    "Space Plans" shall be as defined in Paragraph 8(a)
                                                                --------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.82. "Substantially Completed" or "Substantial Completion" shall mean the date upon which the Tenant Architect and the Architect have confirmed in writing to the Landlord and Tenant that the Premises are "substantially completed," as such phrase is defined under AIA Form 704 prepared by the American Institute of Architects, in accordance with the Tenant Work Plans and the Core and Shell Plans.

                  1.83. "Substantial Completion Date" shall mean December 31, 2001.

                  1.84.    "Tax" or "Taxes" shall be as defined in
Section 4.7(a) hereof.
--------------

                  1.85.    "Tenant Architect" shall be as defined in
Paragraph 6(a) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.86.    "Tenant Change Order" shall be as defined in
Paragraph 9(b) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.87.    "Tenant Change Order Cost" shall be as defined in
Paragraph 9(b) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.88. "Tenant Engineer" shall be as defined in Paragraph 6(a)(2) of Exhibit A attached hereto and incorporated herein.
-----------------    ---------

                  1.89.    "Tenant Work" shall be as defined in Paragraph 7(b)
                                                                --------------
of Exhibit A attached hereto and incorporated herein.
   ---------

                  1.90.    "Tenant Work Plans" shall be as defined in
Paragraph 1(c) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.91.    "Tenant Work Schedule" shall be as defined in
Paragraph 7(c) of Exhibit A attached hereto and incorporated herein.
--------------    ---------

                  1.92. "Term" shall mean the Initial Term and any Option Term which may be exercised by Tenant pursuant to this Lease.

                  1.93.    "Term Extension" shall be as defined in
Section 2.6(g) hereof.
--------------

                  1.94. "Work Letter" shall mean the terms and provisions set forth as Exhibit A attached hereto and made a part hereof.
             ---------

         2.       LEASE TERM AND TENANT OPTION ALLOWANCES.

                  2.1. The Landlord hereby leases to the Tenant the Premises subject to the terms, conditions and covenants of this Lease, and the Tenant hereby accepts the leasing of the Premises subject to the terms, conditions and covenants of this Lease. This Lease shall continue in force during a period beginning on the date hereof and continuing until the expiration of the Initial Term, unless this Lease is sooner terminated or extended to a later date under an Option Term or under any other term or provision of this Lease.

                  2.2. (a) The Landlord shall use good faith efforts to deliver initial occupancy of the Premises to the Tenant on or before the Substantial Completion Date pursuant to the Work Letter, subject to Excusable Construction Delays.

                           (b) If the completion of all or any portion of
the Premises is delayed due to the failure of Tenant to comply with its obligations hereunder, all obligations of the Tenant under this Lease shall commence, including, without limitation, the obligation to pay Rent at the time the Premises would have been completed, but for Tenant's failure, but in no event earlier than the Substantial Completion Date. If the Tenant's failure results in a delay in Substantial Completion of the Premises, the Commencement Date shall be the date the Commencement Date would have occurred, but for Tenant's failure hereunder, but in no event earlier than the Substantial Completion Date.

                  2.3. (a) If, however, the Premises are not Substantially Completed (for reasons other than an Excusable Construction Delay) by the Substantial Completion Date, then as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises:

                               (i)     The Commencement Date shall be delayed;

                               (ii) Rent hereunder shall not commence until Substantial Completion of the Premises; and

                               (iii)   The Landlord shall pay to Tenant an
                           amount equal to Five Thousand and 00/100 Dollars ($5,000.00) for each of the first thirty (30) days that the Commencement Date is delayed, beyond January 31, 2002 and Ten Thousand and 00/100 Dollars ($10,000.00) for each day of the second thirty (30) days thereafter that the Commencement Date is delayed, but in no event shall such payments exceed Four Hundred Fifty Thousand and 00/100 Dollars ($450,000.00) ("Late Delivery Payment"). The Late Delivery Payment shall be paid upon the Commencement Date. In the event of an Excusable Construction Delay, the number of days between January 31, 2002 and the Commencement Date used in calculating the Late Delivery Payment shall be reduced by the number of days of Excusable Construction Delay. The amount of such Late Delivery Payment has been determined by Landlord and Tenant to be reasonable and adequate to compensate Tenant for Landlord's failure to deliver possession of the Premises on the date so provided herein, and shall not be construed as a penalty, it being impossible to ascertain exactly the damages which such failure to deliver may entail.

                           (b) In the event that the Substantial Completion
Date has not occurred prior to December 31, 2002, the Tenant may, at any time thereafter (prior to the Substantial Completion Date occurring), terminate this Lease by written notice to the Landlord.

                           (c) Within ten (10) business days after the
occurrence of the Commencement Date, Landlord and Tenant shall execute a Declaration of Lease Commencement in the form attached hereto as Exhibit C.
                                                                 ---------

                           (d) Notwithstanding any provision of this Lease or
the Work Letter attached as Exhibit A to the Lease to the contrary, the
                            ---------
Landlord acknowledges and agrees that it shall be responsible for the payment of any and all costs of the construction of the Core and Shell, the Parking Garage and all associated site work for the Premises as set forth in the Core and Shell Plans, and all costs associated with delays whether due to weather, labor disputes or material shortages and costs associated with loans, insurance and increased interest rates. The Tenant shall have no responsibility for the construction of the Core and Shell improvements, provided Delay Expenses and costs related to Tenant requested change orders to the Core and Shell Plans shall remain the responsibility of the Tenant hereunder.

                  2.4. There shall be no other remedies against or to Landlord for failure to complete the Premises or deliver possession thereof prior to the Substantial Completion Date. In the event of any Excusable Construction Delay, the Substantial Completion Date shall be automatically extended by the number of days of such Excusable Construction Delay.

                  2.5. The Landlord shall take reasonable efforts to permit the Tenant to have the right and privilege to enter onto the Premises to complete interior decoration work (i.e. the installation of fixtures, furniture and equipment that is not included within the Tenant Work) and prepare the Premises for occupancy ("Advance Occupancy"), subject to the following terms and conditions:

                           (a) Tenant's Advance Occupancy shall not in any way
interfere with or delay the completion of construction of the Core and Shell or the Tenant Work;

                           (b) The Tenant and all contractors employed by the
Tenant shall comply with all rules and regulations promulgated by the Landlord and the Contractor;

                           (c) The Tenant and all of its contractors shall
maintain and provide evidence to the Landlord of liability insurance in form and amount acceptable to the Landlord;

                           (d) If any of the Tenant's contractors use non-union
employees and such employees create any work stoppage or other disruption of construction of the Premises by the Landlord, the Tenant shall immediately terminate the use of such contractor;

                           (e) The Tenant shall be responsible for any
additional security costs and any costs of clean-up of trash or rubbish as a result of the Advance Occupancy. In the event that Advance Occupancy results in any delay of the Commencement Date, the Tenant shall indemnify and hold the Landlord harmless from any and all Delay Expenses incurred by the Landlord or the Contractor;

                           (f) The Landlord shall have no responsibility or
liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left within the Premises, except as a result of the Landlord's gross negligence or willful misconduct;

                           (g) Except as expressly provided herein, no Rent
shall be payable or accrue to the Landlord during the period of Tenant's Advance Occupancy; and

                  2.6. (a) So long as no Monetary Default is outstanding, Tenant shall have three (3) options of five (5) years each to extend the then effective Term of this Lease ("Option Terms") upon written notice to Landlord as provided below. The terms and provisions of this Lease shall apply to any such Option Term.

                           (b) Landlord agrees to give the Tenant eighteen
(18) months prior written notice of the expiration of the Initial Term and each of the first two Option Terms that such Term ("Option Notice") shall expire within eighteen (18) months, unless the Tenant exercises its Option Term (and, in the case of the Initial Term, its option to purchase the Premises under the Building III Option) upon the later of:

                               (i)      six (6) months after receipt of the
                            Option Notice; or

                               (ii)     the first day of the last Lease Year.

                           (c) If the Landlord fails to provide an Option
Notice to the Tenant at least eighteen (18) months prior to the expiration of the then current Term:

                               (i)      the Tenant's six (6) month period
                           within which to exercise the next Option Term (and the Purchase Option during the Initial Term) shall be extended to the date which is six (6) months from the date of receipt of the Option Notice; and

                               (ii) If the Tenant responds to the Option Notice by written notice to the Landlord declining to exercise the Purchase Option and declining to exercise an Option Term ("Declining Response") on a date upon which there are less than twelve (12) months remaining on the then current Term, such Term shall be extended to a date twelve (12) months from the date of the Declining Response.

                           (d) In the event that the Landlord has failed to
provide an Option Notice to the Tenant during the period from the date eighteen (18) months from the end of the then current Term through the date which is six (6) months from the end of the then current Term, the Tenant may, during such period, terminate this Lease by written notice to the Landlord with such termination to be effective upon the end of such current Term.

                           (e) In the event that the Landlord has failed to
provide an Option Notice to the Tenant as of the date six (6) months before the end of the current Term, at any time thereafter prior to the receipt of an Option Notice, the Tenant may terminate this Lease by written notice to the Landlord specifying a termination date which is six (6) months from the date of such notice.

                           (f) If the then current Term is extended pursuant
to this Section 2.6, the Base Rent shall automatically be adjusted as
        -----------
provided in Article III. For example, if a Term Extension extends the length
            -----------
of the Initial Term beyond a period of twenty (20) Lease Years, the Base Rent shall be increased as of the commencement of the twenty-first (21st) Lease Year to the amounts set forth in Section 3.1 next to the phrases
                                       -----------
"Lease Years 21-25".

                           (g) Any extension of the Term of this Lease provided
in this Section 2.6 is referred to as a "Term Extension". In the event that
        -----------
the Initial Term or any Option Terms are extended as a result of a Term Extension and subsequently the next Option Term is exercised, the length of the next Option Term shall be reduced by the number of days in the Term Extension.

                  2.7. In the event that the Tenant exercises any of the Option Terms, the Landlord shall provide to the Tenant the following tenant improvement allowances ("Option TI Allowances"). The Option TI Allowances shall be in the following amounts for each option period:

                           $5.00 per RSF of the Building for the First
                             Option Term
                           $5.50 per RSF of the Building for the Second
                             Option Term
                           $6.05 per RSF of the Building for the Third
                             Option Term

                           (a) The Option TI Allowances shall be paid by the
Landlord to the Tenant so long as the following conditions are satisfied:

                               (i)      There is no outstanding Event of
                           Default hereunder;

                               (ii) Tenant shall provide to the Landlord a cost breakdown for Option TI Allowances improvements ("Option TI Improvements");

                               (iii) Any such Option TI Improvements shall be undertaken in accordance with provisions of
                           Section 6 hereof regarding Additional Work;
                           ---------

                               (iv) The Tenant shall submit to the Landlord copies of paid receipts and mechanics lien waivers from all contractors and subcontractors for work previously paid for in conjunction with any request for reimbursement by the Tenant sent to the Landlord; and

                               (v)      The Tenant shall provide for a
                           certificate from the Tenant Architect confirming that the work for which payment is requested has been completed.

         3.       RENT.

                  3.1. Tenant shall, commencing on the Commencement Date, pay to Landlord as Base Rent, in legal tender, at Landlord's office at 200 West Main Street, P.O. Box 269, Washington, Missouri 63090, or as directed from time to time by Landlord's notice, the annual sum specified below, payable in the equal monthly payments specified below (subject to adjustment upon final determination of RSF) on the first day of every calendar month of the Term, without demand, the same being hereby waived, and without any set-off or deduction whatsoever. Notwithstanding the above, in the event the Commencement Date occurs on a date other than the first day of the calendar month, the Tenant shall make a Rent payment on the Commencement Date prorated from the Commencement Date through the end of the calendar month.

                           Annually:

                           Lease Years 1-5 $21.25 per RSF of the Building Lease Years 6-10 $23.38 per RSF of the Building Lease Years 11-15 $25.72 per RSF of the Building Lease Years 16-20 $28.29 per RSF of the Building Lease Years 21-25 $31.12 per RSF of the Building Lease Years 26-30 $34.23 per RSF of the Building Lease Years 31-35 $37.65 per RSF of the Building

                           Annually:

                           Lease Years 1-5      $4,633,711.25
                           Lease Years 6-10     $5,098,172.66
                           Lease Years 11-15    $5,608,426.04
                           Lease Years 16-20    $6,168,832.53
                           Lease Years 21-25    $6,785,933.84
                           Lease Years 26-30    $7,464,091.11
                           Lease Years 31-35    $8,209,846.05

                           Monthly:

                           Lease Years 1-5      $386,142.60
                           Lease Years 6-10     $424,847.72
                           Lease Years 11-15    $467,368.84
                           Lease Years 16-20    $514,069.38
                           Lease Years 21-25    $565,494.49
                           Lease Years 26-30    $622,007.59
                           Lease Years 31-35    $684,153.84

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

                           The foregoing payments are based on the
                           Building containing 218,057 RSF.

         Tenant shall pay a per diem charge calculated at the rate of one and one-half percent (1 1/2%) per month (with interest beginning to accrue as of the sixth (6th) day of the month) of any overdue Rent payment not made by the fifth (5th) day of the calendar month until such overdue Rent is paid in full. In the event any installment of Rent is paid more than five (5) days after the date due, the Tenant shall pay the Landlord a late charge of two and one-half percent (2 1/2%) of the delinquent installment ("Late Charge"). Notwithstanding the above, the two and one-half percent (2 1/2%) Late Charge shall be waived by the Landlord for the first delinquent Rent payment made in any twelve (12) month period, provided the Tenant makes such delinquent payment within five (5) days after receipt of written notice from the Landlord of such delinquency. In the event any subsequent Rent payment is not made by the fifth (5th) day of the calendar month within twelve (12) months after a prior delinquent payment, the two and one-half percent
(2 1/2%) Late Charge shall apply with or without notice from the Landlord. Provided, further, in the event of any delinquent Rent payment, the one and one-half percent (1 1/2%) per month interest shall not begin to accrue until the date upon which a Late Charge has become due and payable.

                  3.2. Within thirty (30) days following the Commencement Date, the RSF shall be calculated by the Architect and certified to the Tenant and Tenant Architect. If the Tenant Architect disagrees with such calculation, within fifteen (15) days after receipt of such calculation, the Tenant shall notify the Landlord and the parties shall work together in order to promptly resolve any differences concerning RSF. In the event that the parties finally conclude that RSF is either greater or less than 218,057 RSF, the annual and monthly Base Rent shall be adjusted and any overpayments or underpayments prior to the date of such calculation shall be adjusted equitably by the parties. Until such time as the parties have concluded that the RSF for the Building is greater or less than 218,057, Base Rent shall be payable assuming that the RSF is 218,057.

                  3.3. The parties agree that prior to the construction of the Building, the Core and Shell Plans indicate that the Building shall contain not less than 218,057 RSF. In the event that in designing the Tenant Work, the Tenant Work results in a reduction of the RSF of the Building, utilizing the BOMA standards for such items, as a result of changes to such items as interior stairwells, vertical ventilation of the cafeteria and similar items, the final calculation of the RSF of the Building shall ignore any reductions resulting from the Tenant Work.

                  3.4. In addition to paying the Base Rent hereunder, the Tenant shall pay to the Landlord, as additional rental ("Additional Rent") hereunder, all Operating Expenses during the Initial Term and any Option Terms as provided in Section 4 hereof and any other sums due from
                            ---------
Tenant to Landlord hereunder. Base Rent and Additional Rent together shall be referred to herein as "Rent".

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

         4.       OPERATING EXPENSES.

                  4.1. For the purposes of this Section, the following definitions and provisions apply:

                           (a) "Operating Expenses" means all direct and
indirect costs and expenses whether or not of a capital nature (provided, however, in no event shall any expenses designated as Landlord Expenses in
Section 4.8 below, whether or not of a capital nature, be included in the
-----------
definition of Operating Expenses) in each calendar year of the Term of operating, maintaining, insuring, securing, repairing, replacing, restoring, licensing and managing all elements and components of the Premises (including, but not limited to, the cost of the Management Fee to be paid to the Building Manager), real estate and personal property taxes, merchant license taxes and assessments of the Premises, as well as any and all payments in lieu of taxes, other than Landlord Expenses and also excluding the following items ("Excluded Costs"):

                               (i)      Any amounts incurred for labor,
                           materials or services that are not employed or used in the performance of Landlord's obligations hereunder;

                               (ii)     Any cost or expense for which the
                           Landlord is reimbursed by a third party;

                               (iii) Any income, estate or inheritance taxes of Landlord (provided, however, that the foregoing exclusions shall not release or modify Tenant's obligation to pay Taxes as provided in Section
                                                                  -------
                           4.7 hereof);
                           ---

                               (iv) Costs or expenses resulting from the Landlord's negligence or breach of its obligations under this Lease;

                               (v) Interest, principal payments and other costs of any indebtedness encumbering the Premises;

                               (vi)     Legal fees, architectural fees,
                           engineering fees, real estate commissions and marketing and advertising expenses incurred in connection with the development, leasing, design and construction of the Core and Shell, and Tenant Work. To the extent the Tenant is obligated to reimburse the Landlord for such items under this Lease, such reimbursement shall not be deemed to be Operating Expenses;

                               (vii)    Costs of selling, syndicating,
                           financing, mortgaging or hypothecating any of Landlord's interest in the Premises;

                               (viii) Wages of employees who do not devote the majority of their time to the performance of the Landlord's obligations hereunder;

                           provided, however, the costs associated with such employees who do not devote the majority of their time to the Landlord's obligations hereunder may be prorated and an equitable amount shall be included as an Operating Expense to the extent such employees devote their time to the performance of the Landlord's obligations hereunder;

                               (ix) The cost of utility installation and tap-in charges;

                               (x)      Any cost or expense arising from or
                           relating to Hazardous Materials existing in, on or under the Premises prior to the Commencement Date or at any time introduced to the Premises by an act or omission of the Landlord;

                               (xi) Any cost or expense to the extent that such cost or expense exceeds the prevailing market rate for such product or service; and

                               (xii)    Any fee or mark-up of an Operating
                           Expense for overhead or administrative costs (it being understood that such services are included in the payment of the Management Fee).

                           (b) "Expense Statement" means a statement from the
Landlord setting forth the Operating Expenses for the prior calendar year.

                           (c) The Landlord agrees that during the Term, it
will take diligent efforts (including pursuing litigation if it is prudent to do so) to require the Contractor or all subcontractors to undertake any repairs, maintenance or replacements covered by warranties obtained during the construction for the Core and Shell and Tenant Work and to the extent Landlord is able to do so, the costs thereof shall not be deemed to be Operating Expenses. In the event that the Landlord brings litigation to pursue any warranty claims for the Core and Shell or Tenant Work, all attorneys' fees and expenses incurred by the Landlord shall be paid for by the Landlord and shall not be Operating Expenses hereunder. Recovery of any funds by the Landlord (other than any portion of a judgment specifically designated as attorneys fees), either in settlement of a claim or as a result of obtaining a judgment against any party providing a warranty, will be credited to the Tenant against future Operating Expenses promptly after the recovery.

                  4.2. Prior to the Commencement Date, for the period from the Commencement Date through the first December 31 ("Initial Period") of the Term hereof, and on or before November 1 of each subsequent calendar year, Landlord shall deliver to Tenant an estimate of Operating Expenses for such upcoming calendar year, based in part on the Expense Statement for the prior calendar year. Tenant shall have the right to review and approve such estimate, such approval not to be unreasonably withheld, conditioned or delayed. Beginning on the Commencement Date and on January 1 of each subsequent calendar year, Tenant shall pay to Landlord by the first day of each month such estimated amount as amortized over the number of months in such Initial Period or the calendar year (or portion thereof during the last calendar year of the Term).

                  4.3. If Tenant's obligations for Operating Expenses for a prior calendar year as shown on the Expense Statement is greater than the estimated payments made by the Tenant for that year, then within thirty (30) days following receipt by Tenant of the Expense Statement, Tenant shall pay in full an amount equal to such excess. If Tenant's obligations for Operating Expenses are less than the estimated payments made by Tenant for that year, then Tenant shall receive a cash refund in the amount of such overpayment.

                  4.4. Landlord may, but only in the month of June each year, send to Tenant a revised estimate of Operating Expenses to be incurred for the then current calendar year, which shall be subject to Tenant's approval, such approval not to be unreasonably withheld, conditioned or delayed. Upon receipt of such revised estimate of Operating Expenses, the amount thereof shall be divided into twelve (12) equal monthly installments, and Tenant shall pay Landlord, at the same time that the next regular monthly Rent payment is due, the sum necessary to bring the Tenant current for the then current calendar year. Subsequent installments shall be payable at the adjusted rate together with the regular Base Rent payments for the balance of such calendar year and shall continue until further adjusted based on the estimate for Operating Expenses for the next year.

                  4.5. If this Lease terminates before the end of a calendar year, payment of Operating Expenses by the Tenant will be based on the portion of the year prior to the termination of the Term.

                  4.6. Tenant (or its designated agent), at its expense, shall have the right each calendar year, following prior written notice to Landlord, to audit Landlord's books and records relating to Operating Expenses in St. Louis, Missouri, within twelve (12) months after receipt of the Expense Statement. In the event Operating Expenses for any calendar year are incorrect, appropriate adjustments shall be made promptly by the parties. If such adjustment results in the Landlord reimbursing the Tenant for more than two percent (2%) of the year's Operating Expenses, the Landlord shall pay the reasonable costs of such audit.

                  4.7. (a) Notwithstanding the above, the payment of Taxes, utilities and insurance premiums for the Premises shall not be included within Operating Expenses nor included in the regular monthly estimated payments of Operating Expenses to be paid by the Tenant. Bills for Taxes, insurance premiums and utilities for the Premises shall be sent to the Tenant at the following address:

                           Edward D. Jones & Co., L.P.
                           201 Progress Parkway
                           Maryland Heights, Missouri 63043-3042
                           Attention:  Wendy L. Monso

The bills for the Taxes shall be paid by the Tenant to the taxing authority on or before December 15 of each calendar year based on tax bills forwarded to the Tenant by the Landlord. In the event that the Landlord does not deliver the bills for the Taxes on or before December 1 of each year, the Tenant agrees that it shall pay such Tax bills within fifteen (15) days after receipt thereof, provided that the Landlord shall be responsible for any penalties or late charges attributable to the Landlord's delay in delivery the Tax bills to the Tenant. Insurance premiums shall be paid by the Tenant at least fifteen (15) days prior to the date such premiums are due and payable, and copies of paid invoices therefor shall be provided by the Tenant to the Landlord. The parties agree to prorate any and all real estate and personal property tax and assessment bills or payments in lieu of taxes from the Commencement Date to the end of the first calendar year of the Term and from January 1 of the last calendar year of this Lease through the termination date of this Lease. Prior to the termination date of this Lease, the Tenant shall pay to the Landlord the prorata share of all real and personal property taxes and assessments or payments in lieu of taxes (collectively, the "Tax" or "Taxes") for the portion of the last calendar year of the Term hereof.

                           (b) The Tenant shall pay all utility bills to the
utility company providing utility service to the Premises from and after the Commencement Date, prior to the date delinquent. Prior to the Commencement Date, the parties shall work together to have utility meters read and/or utility service billing transferred to the Tenant as of the Commencement Date. In the event the utility company cannot transfer the billing or read the meter appropriately, the parties shall equitably prorate utility charges. Any utility bills that are received by the Landlord shall immediately be forwarded to the Tenant upon receipt. The Tenant shall have the right to select and change utility service providers and to enter into contracts regarding said service, provided that all such contracts may be terminated by Landlord in the event that this Lease is terminated.

                           (c) Tenant shall be responsible for any interest
or penalties incurred as a result of late payment of Taxes and shall defend, indemnify and hold Landlord harmless from and against any and all damage and liability to Landlord arising out of late payment or failure to pay Taxes. Tenant shall deliver to Landlord within ten (10) days after payment of such Taxes, a copy of the paid receipt for such Taxes, unless such receipt is sent directly to the Landlord, in which case, the Landlord shall deliver to the Tenant a copy of said receipt within five (5) days following the Landlord's receipt thereof.

                           (d) The Tenant shall be permitted to contest any
assessment for Taxes and the Landlord agrees to provide assistance in such contest provided (i) the Landlord does not incur any expense; (ii) the Tenant pays any and all expenses as a result of such contest; (iii) all bills for Taxes are paid in a manner and time so as to avoid any delinquency or the imposition of any lien against the Premises as a result of such Tax bills; and (iv) the Tenant shall keep the Landlord informed of the status of Tenant's contest. Notwithstanding the above, in the event the Tenant desires to contest any assessment for Taxes at a time when there are less than two
(2) years remaining on the then current Term of this Lease, the Tenant shall first obtain the prior written consent of the Landlord, which Landlord may withhold in the event the Landlord reasonably believes that an appeal of the assessment may result in an increase in the Tax bill.

                           (e) All costs and expenses which Tenant assumes or
agrees to pay to Landlord pursuant to this Lease shall be deemed Additional Rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies hereinafter provided for in case of non-payment of Rent.

                  4.8. Landlord shall be responsible at its sole cost and expense for the following items which are referred to herein as the "Landlord Expenses":

                           (a) the replacement of the roof of the Building
to the extent necessary (however, Tenant shall be responsible for the cost and expense of ordinary roof repairs and maintenance);

                           (b) maintenance, repair, and replacement of the
foundation, structure, glass and granite walls of the Building and the foundation, structure, floors and walls of the Parking Garage (however, ordinary repair and maintenance of the expansion joints, caulking and glazing of the curtain walls of the Building and Parking Garage and repair and maintenance of the Parking Garage floors, including treatment and coatings for salt damage, shall be Operating Expenses);

                           (c) replacement of the HVAC system (except that
Tenant shall be responsible for the cost and expense for maintenance and repair of the HVAC system and replacement of HVAC compressors and fan motors); and

                           (d) any other repair or replacement of portions
of the Premises costing in excess of One Hundred Thousand and 00/100 Dollars ($100,000.00) which are required primarily as a result of Landlord's failure to maintain the Premises, consistent with its obligations under this Lease.

                  4.9. (a) Notwithstanding the above, the Landlord agrees that it shall not expend in excess of One Hundred Thousand and 00/100
Dollars ($100,000.00) for any single maintenance or repair item with respect to the Premises during the last five (5) years of the Initial Term or during any of the Option Terms ("Major Expenditure") without obtaining the approval of the Tenant as to such Major Expenditure. The Tenant agrees that it shall not unreasonably withhold or delay such approval of any such Major Expenditure and that the Tenant shall grant its approval if such Major Expenditure is reasonably necessary in order to maintain the Premises as a first-class office facility. In granting the Tenant's approval of any Major Expenditure, the parties shall negotiate, in good faith, to determine whether the useful life of the Major Expenditure will extend beyond the then current Term. If the useful life of a Major Expenditure will extend beyond the then current Term, the cost thereof shall be amortized at the Prime Rate as an Operating Expense for that portion of the useful life allocable to the remainder of the Term (including any Option Terms that may be exercised).

                           (b) The Landlord agrees that it shall exercise good
faith in its performance of repairs and maintenance of the Premises during the last five (5) years of the Term, and the Landlord shall not improperly circumvent the provisions of Section 4.9(a) regarding Major Expenditures.
                             --------------

                  4.10. The Landlord agrees that it shall enter into and maintain service contracts for the maintenance of the elevators, HVAC system and major mechanical and electrical components within the Premises. In the event that the Landlord is unwilling or unable to enter into such service contracts, the Landlord shall notify the Tenant thirty (30) days prior to the cancellation of any such service contract and the Tenant may, at its option and expense, enter into a substitute service contract directly. The cost of any service contract obtained by the Landlord shall be deemed to be an Operating Expense hereunder.

         5.       SERVICES TO BE FURNISHED BY LANDLORD AT TENANT'S COST.

                  5.1. (a) The parties acknowledge and agree that all costs and expenses of owning, maintaining, repairing, replacing and operating the Premises subsequent to the Commencement Date that are neither Landlord Expenses, nor Excluded Costs, shall be deemed to be Operating Expenses hereunder and shall be subject to the reimbursement by the Tenant to the Landlord consistent with the terms hereof and paid without offset or deduction.

                           (b) Landlord agrees to operate and maintain the
Premises, including, but not limited to, the Building, interior and exterior signage and any sidewalks and landscaping on rights of way adjacent to Lot I as depicted on Exhibit B-1, in a first-class condition and repair and in a
               -----------
manner commensurate with similar first class office buildings in the St. Louis area at Tenant's cost and expense (except for Landlord Expenses) and to furnish (or cause to be furnished) to Tenant the following defined services at Tenant's sole cost and expense (except for Landlord Expenses):

                               (i)      Hot and cold water for lavatory and
                           ordinary office purposes and for any private restrooms (and showers) and kitchens;

                               (ii)     Central heat, ventilation and air
                           conditioning ("HVAC") services twenty-four hours per day, seven days per week. Tenant shall have the right to install at its expense auxiliary air-conditioning units within the Premises and, at its sole discretion, to operate such units whenever it so desires at Tenant's sole cost and expense;

                               (iii) Routine maintenance and repair service as specified herein;

                               (iv) Nightly janitorial service and cleaning service for the Premises and day porter service if warranted and requested by Tenant (to include vacuuming and waxing of floors, trash removal and window washing (3 times per year)); provided, however, if Tenant's floor coverings or other improvements require special treatment, Tenant shall request such special treatment in writing;

                               (v) All fluorescent and incandescent bulb, transformer, ballast and starter replacements in the Premises;

                               (vi) Electricity for office lighting and use, but not limited to fluorescent and incandescent lighting (including tasks and task ambient lighting systems); office equipment including, but not limited to, duplicating machines, computers, terminals, minicomputers, communications, audiovisual equipment, vending machines, or kitchen equipment;

                               (vii)    General management of the Premises by
                           an experienced professional office building manager ("Building Manager") in a first-class and cost-effective manner for first-class buildings in the
                           St. Louis area (subject to the express limitations provided herein), to be retained pursuant to a separate contract between Landlord and the Building Manager. The Management Fee shall be limited to the amount set forth in the definition of "Management Fee" in Article I hereof; provided, however, that
                                   ---------
                           in the event Manchester Management, Inc. (the initial Building Manager, or another entity owned by or affiliated with Joseph J. Kelley, Jr.) is unable to provide management services and neither the Landlord nor the Tenant can locate any alternative Building Manager reasonably acceptable to both parties that is willing to provide Building management services for the Premises for the Management Fee as compensation, the Landlord and Tenant shall work together to identify, and the Landlord shall employ, the Building Manager which is reasonably acceptable to both the Landlord and the Tenant which is willing to provide first-class management services for the lowest management fee, and the limitations on the Management Fee hereunder shall be adjusted to accommodate such modified management fees. The Tenant approves of Manchester Management, Inc. as a Building Manager, so long as Joseph J. Kelley, Jr. or Joseph J. Kelley, III is employed by and is actively involved in managing the same. Any change in the Building Manager is subject to the approval of the Tenant, not to be unreasonably withheld or delayed;

                               (viii) Maintenance, repairs and replacements of underground utility lines and facilities;

                               (ix) Removal of rubbish, snow and ice on the exterior portions of the Premises and the Parking Garage; and

                               (x)      Automatic elevator service within the
                           Building.

                  5.2. The failure by Landlord to any extent to furnish, or the interruption or termination of the required services in whole or in part, resulting from Landlord's negligent acts or omissions or causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction (constructive or otherwise) of Tenant, nor cause an offset or abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement of this Lease; provided, however, in the event of any interruption or termination of services, the Landlord shall undertake diligent efforts to promptly restore such services and the Tenant may pursue claims against the Landlord resulting from the Landlord's negligence, but such claims shall be solely limited to the amount payable under the Liability Policy. The foregoing to the contrary notwithstanding:

                           (a) Tenant, at its option and expense, shall have
the right to install an uninterrupted power source and/or back-up generators within the Premises at a location reasonably acceptable to the Landlord. Further, the Tenant shall have the right to restore utility services if the Landlord is unable to do so within twenty-four (24) hours after written or telephonic notice from the Tenant. Telephonic notice shall be given to the Building Manager followed promptly by written facsimile notice to the Building Manager.

                           (b) If the Tenant is not satisfied with the
quality, quantity and/or frequency of services provided by the Landlord under Section 5.1 hereof, the Tenant shall provide written notice to the
      -----------
Landlord detailing its objections. The Landlord agrees that it shall promptly address such objections and attempt to provide satisfactory service. If, within thirty (30) days after receipt of such notice by the Landlord, the Landlord has not reasonably satisfied the Tenant's objections, the Tenant may, at its option and expense, upon thirty (30) days prior written notice to the Landlord, arrange for and provide said services. The Landlord, upon receipt of such second notice, shall arrange for the discontinuation of such services concurrently with the Tenant's commencement thereof, and upon the assumption of services by the Tenant, no further charges as Operating Expenses shall accrue for such services, provided the Landlord may submit bills of Operating Expenses for such services incurred prior to such Assumption Date. In the event that the service to which the Tenant objects is being performed under a service contract which cannot be terminated on thirty (30) days notice, the Landlord and Tenant shall work together in order to terminate such service contract at the earliest possible time without penalty to the Landlord, and the assumption of services by the Tenant shall coincide with the termination of such service contract.

                  5.3. Should any of the equipment or machinery used in the provision by Landlord of the foregoing services for any reason, cease to function properly, Tenant shall have no claim for offset or abatement of Rent or damages on account of an interruption in service occasioned thereby or resulting therefrom. In the event of any failure of any equipment or machinery to operate, the Landlord shall undertake diligent efforts to restore such operation.

                  5.4. Except as otherwise expressly provided in this Lease, Landlord shall not be required to perform any maintenance on or make any repairs to the Premises.

                  5.5.     Notwithstanding anything else contained in this
Section 5 or elsewhere in this Lease, the Tenant acknowledges that in the
---------
event the Tenant assigns all or any portion of this Lease or sublets all or any portion of the Premises consisting of less than a whole floor of the Building, the Tenant shall be solely responsible for handling any communications with, requests from or specific services to any subtenant or assignee. Neither the Landlord nor the Building Manager shall be responsible for providing any documentation to or any different services to any assignee or subtenant, unless such subtenant or assignee is occupying one or more than one whole floor of the Building. The Tenant agrees that it shall designate an individual or individuals within its organization who shall be solely responsible for addressing any questions or concerns of subtenants or assignees and with whom the Landlord and/or its Building Manager may communicate with respect to any assignee or subtenant questions or concerns. The Tenant acknowledges and agrees that the Management Fee agreed to by the Landlord and its Building Manager hereunder was agreed to under the assumption that the Building Manager would have no responsibilities with respect to any assignee or subtenant of Tenant of less than a whole floor of the Building. In the event that the Tenant desires that the Building Manager provide any communications or services directly to any assignee or subtenant, the Building Manager shall do so provided that the then current Management Fee shall be increased by an amount equal to twenty-five cents (25(cent)) per RSF of such assignee or subtenant's space within the Building.

                  5.6.     Notwithstanding anything else contained in this
Section 5 or elsewhere in this Lease to the contrary, the Tenant agrees that
---------
the Landlord shall have no responsibility with respect to the repair, maintenance or janitorial services for any food service area or cafeteria located within the Premises (other than break rooms) ("Cafeteria"). If the Tenant, in its discretion, installs a Cafeteria within the Building, the Tenant may enter into a food service contract with a third party food service provider ("Food Service Contractor") for the operation of the Cafeteria. The Tenant agrees that it shall undertake and assume the following responsibilities with respect to the Cafeteria and its operation, either directly or through its contract with the Food Service Contractor:

                           (a) The Food Service Contractor shall furnish
property and liability insurance, with coverage amounts reasonably acceptable to the Landlord, for the food service operations within the Cafeteria;

                           (b) The Food Service Contractor shall follow such
reasonable rules and regulations as may be promulgated by the Landlord hereunder;

                           (c) The Cafeteria shall be maintained in an orderly
and hygienic condition and in compliance with all applicable county, state and municipal laws and ordinances;

                           (d) All dumpsters and grease traps in the Cafeteria
or used by the Food Service Contractor shall be maintained in good and sanitary condition; and

                           (e) Any outdoor patios that are utilized for food
service and all tables and chairs located thereon shall be maintained in sightly and orderly condition, and all paper and other trash shall be promptly disposed of in proper receptacles.

                  5.7.     Notwithstanding anything else contained in this
Section 5 or elsewhere in this Lease, the Tenant shall be responsible for
---------
maintaining, controlling and operating the security system within the Premises and providing any desired security guard service. The Tenant shall assume all responsibility for controlling access to the Building and Parking Garage and issuance of any card keys or other means of gaining access to the Building and Parking Garage. Tenant shall cooperate with the Landlord to ensure that the Landlord and Building Manager and their agents have card keys or other means of gaining access to the Premises as necessary from time to time in order to exercise their rights and perform their obligations hereunder.

         6.       REPAIRS AND ALTERATIONS.

                  6.1. Promptly after obtaining knowledge thereof, Tenant shall give to Landlord written notice of any damage to, or defective condition in any part or appurtenance of the Building's plumbing, electrical, heating, air-conditioning or other systems serving, located in, or passing through the Premises. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions or any other property installed in the Premises by Tenant, except to the extent provided in Section 15 below.
                                            ----------

                  6.2. In the event that the Tenant desires to have any modifications or alterations completed within the Premises subsequent to the Commencement Date, the Tenant shall undertake such improvements or alterations ("Additional Work"), all at its cost and expense and using its own architect and contractor, subject to the following conditions:

                           (a) The Tenant shall not make any exterior or
structural changes to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed;

                           (b) The Tenant shall provide to the Landlord three
(3) copies of plans and specifications for any Additional Work for exterior or structural changes to the Premises before undertaking the Additional
Work;

                           (c) Tenant shall provide to the Landlord two (2)
copies of as-built plans and specifications within sixty (60) days after completion of any Additional Work;

                           (d) All Additional Work shall be done in full
compliance with all applicable building codes, regulations, laws, statutes and ordinances;

                           (e) The Landlord shall not unreasonably withhold
its approval (if prior written approval is required) of any Additional Work requested by the Tenant, provided, however that such proposed Additional Work does not reduce the value of the Premises and so long as the Landlord can obtain the consent of its Lender for such Additional Work, to the extent such consent is required;

                           (f) Prior to commencing such structural or exterior
Additional Work, notice shall be given to Landlord and the Landlord's structural engineer whose address is EQE International, 1848 Lackland Hills Parkway, St. Louis, Missouri 63146-3572, Attention: John P. Miller (or such substitute structural engineer as may be designated by the Landlord in written notice to the Tenant), specifying the work to be done and the area of the Premises affected by such work;

                           (g) Tenant shall obtain all necessary governmental
permits prior to commencing such Additional Work;

                           (h) The Tenant shall provide the Landlord a list
of the contractors and subcontractors performing the Additional Work and shall provide the Landlord with reasonable assurances that such contractors and subcontractors carry liability and workers compensation insurance reasonably satisfactory to the Landlord;

                           (i) If requested by the Landlord, the Tenant shall
provide reasonable assurances to the Landlord that the provisions in this Lease regarding mechanic's liens in Section 31 hereof shall be satisfied
                                    ----------
with respect to the Additional Work;

                           (j) The parties shall obtain the written
consent of Landlord's Lender to any exterior or structural Additional Work, if so required by the Lender; and

                           (k) Tenant shall pay any out-of-pocket expenses
incurred by the Landlord to professionals or to its Lender in reviewing and approving any request for any exterior or structural Additional Work. The out-of-pocket expenses shall be based on reasonable rates for customary services provided by such professionals. The Landlord shall endeavor to use the same professionals used by its Lender for reviewing any proposed exterior or structural Additional Work to the extent the Lender's approval is required therefor.

                  6.3. Any and all alterations or Additional Work to the Premises shall become the property of Landlord upon termination of this Lease (except trade fixtures, equipment or furniture owned by Tenant).

         7. QUIET ENJOYMENT. So long as Tenant observes and performs the covenants and agreements binding on it hereunder, Tenant shall at all times during the term hereof granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance.

         8. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights:

                  8.1.     To constantly have pass keys to the Premises.

                  8.2. With twenty-four (24) hours notice to the Tenant to exhibit the Premises during business hours to prospective tenants during the last twelve (12) months of the Term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Premises and others having a legitimate interest at any time during the Term, along with a representative of the Tenant.

                  8.3. At any time in the event of an emergency, and otherwise on twenty-four (24) hours notice to the Tenant during business hours with a representative of the Tenant, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises as may be necessary or desirable for the safety, protection or preservation of the Premises or Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Premises or in order to comply with all laws, orders and requirements of governmental or other authority.

         9.       INDEMNIFICATION AND WAIVER OF CERTAIN CLAIMS.

                  9.1. Tenant, to the extent permitted by law, waives all claims it may have against Landlord and against Landlord's agents and employees for damage to person or property sustained by Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Premises or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Premises or of any other person, unless such damage is a result of the negligent or intentional acts or omissions of Landlord or Landlord's agents or employees, subject, however, to the provisions of Section 9.3
                                                            -----------
below. If any damage results from any act or neglect of Tenant, Landlord may, at Landlord's option, repair such damage and Tenant shall thereupon pay to Landlord the total cost of such repair. All personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be there at the risk of Tenant or of such other person only, and Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof. Tenant agrees to protect, defend, indemnify and hold Landlord harmless against claims and liability for injuries to all persons and for the damage to or loss of property occurring in or about the Premises, due to any negligent act or failure to act by Tenant, its contractors, agents or employees, or default by Tenant under this Lease. The Landlord agrees that the Tenant's obligations for indemnification in this Section 9.1 (except for intentional
                                        -----------
acts or omissions of the Tenant or its agents or employees and as provided in Section 10.7 hereof) shall be limited to the amounts recoverable under
   ------------
the Liability Policy so long as the Tenant, at all times, maintains the Liability Policy in effect, in the form and with coverage required under this Lease.

                  9.2. Landlord, to the extent permitted by law, waives all claims it may have against the Tenant and against Tenant's agents and employees for damages to person or property sustained by Landlord or by any occupant of the Premises, or by any other person, resulting from any accident in or about the Premises or resulting directly or indirectly from any act or neglect of any Tenant or occupant of any part of the Premises or any other person, unless such damage is the result of the negligent or intentional acts or omissions of Tenant, Tenant's assignees or subtenants or any of their agents or employees. If any damage results from any act or neglect of Landlord, Tenant may, at Tenant's option, repair such damage and Landlord shall thereupon pay to Tenant the total costs of such repair. Landlord agrees to protect, indemnify and hold Tenant harmless against claims and liabilities for injuries to all persons and for the damage to or loss of property occurring in or about the Premises due to the negligent act or failure to act by Landlord, its contractors, agents or employees, or default by Landlord under this Lease. The Tenant agrees that the Landlord's obligations for indemnification under this Section 9.2
                                                          -----------
(except for the intentional acts or omissions of the Landlord or its agents and employees) shall be limited to the amount available under any Liability Policy by the Tenant for the benefit of the Landlord.

                  9.3. Landlord shall not be liable for any damage or loss to fixtures, equipment, merchandise or other personal property of Tenant located anywhere in or on the Premises caused by theft, fire, water, explosion, sewer backup or any other hazards, regardless of the cause thereof, and Tenant does hereby expressly release Landlord of and from any and all liability for such damage or loss. Landlord shall not be liable for any damage or loss resulting from business interruption at the Premises and Tenant does hereby expressly release Landlord of and from any and all liability for such damage or loss.

                  9.4. So long as the Tenant maintains in effect all insurance policies required to be maintained under this Lease in the form and with the coverage required hereunder, the Tenant shall not be liable for any damages to the Premises or any part thereof caused by fire or other insurable hazards resulting from the negligent acts or omissions of the Tenant, and the Landlord shall be deemed to expressly release the Tenant of and from any and all liability for such damage or loss.

                  9.5. The Landlord and the Tenant agree that so long as it is permitted under any insurance policies carried hereunder, such policies shall contain a waiver of subrogation provision with respect to the liabilities of the other party hereunder.

         10.      PROPERTY AND LIABILITY INSURANCE.

                  10.1.    Subject to the provisions of Section 10.8 hereof,
                                                        ------------
Tenant shall maintain at Tenant's sole cost and expense (but not as an Operating Expense) all risks insurance (including earthquake and flood endorsements) on the Premises for the full replacement value of the improvements on the Premises (including all improvements, trade fixtures and personal property of Tenant). Tenant shall also maintain at Tenant's sole cost and expense rental insurance for the Premises covering up to a three
(3) year period of loss of Base Rent and Additional Rent during such period. Payments for losses under all insurance policies provided by the Tenant under this Section 10.1 shall be made solely to Landlord and/or the Lender
           ------------
of Landlord as their interests shall appear. Said policy or policies may be issued on a blanket policy basis, so long as such policies shall at all times provide the required insurance coverage and such coverage will not be reduced by claims unrelated to the Premises.

                  10.2.    Subject to the provisions of Section 10.8 hereof,
                                                        ------------
Tenant shall, at Tenant's expense (but not as an Operating Expense), maintain a policy or policies of commercial general liability insurance ("Liability Policy") with respect to the activities of Tenant within the Office Center and with respect to the Landlord and the Building Manager on the Premises or elsewhere in the Office Center, with the premiums thereon fully paid before the due date, issued by and binding upon an insurance company licensed to do business in the State of Missouri and approved by the Landlord and its Lender, such insurance to afford minimum protection of not less than $50,000,000 ("Insurance Coverage Amount") combined single limit coverage of bodily injury, property damage or combination thereof. The Insurance Coverage Amount shall be increased on the fifth (5th) anniversary of the Commencement Date and every five (5) years thereafter during the Term hereof, to an amount equal to $50,000,000 times the CPI Index on the adjustment date divided by the CPI Index on the Commencement Date. The Landlord, Building Manager and any Lenders shall be additional insureds under the Liability Policy. The parties agree that Fifty Million Dollars ($50,000,000) is the appropriate insurance coverage amount as of the Commencement Date of this Lease, provided, however, if at any time in the future, either the Landlord or the Tenant feels that the Insurance Coverage Amount, as adjusted hereunder, is not providing insurance coverage comparable to that provided as of the Commencement Date by the Fifty Million Dollars ($50,000,000) coverage limit, such party shall notify the other party and the Landlord and Tenant agree to negotiate in good faith to make any adjustments in the then current Insurance Coverage Amount as may be appropriate to retain the same level of coverage as is provided as of the Commencement Date. If the parties are not able to agree as to the appropriate comparable Insurance Coverage Amount, either party may submit such issue to Arbitration hereunder. Pending any final agreement of the parties or the resolution of any Arbitration, the Tenant shall continue to provide a Liability Policy in the amount of the Insurance Coverage Amount, as provided above. Said policy or policies may be issued on a blanket policy basis, so long as such policies shall at all times provide the required insurance coverage and such coverage will not be reduced by claims unrelated to the Premises.

                  10.3. Tenant shall, at Landlord's request from time to time, provide Landlord with copies of insurance policies necessary to evidence Tenant's compliance with this Section.

                  10.4. Tenant shall obtain the agreement of Tenant's insurers for Tenant's insurers to notify Landlord at least thirty (30) days prior to cancellation or renewal of any such insurance coverage provided by Tenant.

                  10.5. Tenant may, in its discretion, maintain insurance against theft or damage to its personal property, fixtures and equipment located within the Premises, provided if the Tenant chooses not to carry such insurance, the Tenant shall hold the Landlord harmless from any and all costs, claims or expenses related to any loss of personal property, fixtures or equipment within the Premises.

                  10.6. All insurance policies, whether or not provided under this Section 10, shall be in full compliance with the requirements of
           ----------
Exhibit D attached hereto and all commercially reasonable requirements of
---------
the Landlord's Lenders as such requirements may be modified from time to time and shall include such endorsements, coverage, policy amounts and other terms and conditions to the extent reasonably required by the Lenders.

                  10.7. Notwithstanding anything else contained in this Lease (including, but not limited to, the provisions of Section 9.1 and
                                                        -----------
Section 9.4 hereof) to the contrary, in the event of any loss, claim or
-----------
damage which is covered by any of the insurance policies carried by the Tenant hereunder, any costs incurred by the Landlord as a result of any deductible under any of the insurance policies carried by the Tenant shall be promptly reimbursed by the Tenant after written notice from the Landlord.

                  10.8. Responsibility for procurement of any insurance policies required under this Article 10 to be provided by Tenant, may at
                             ----------
Tenant's option, from time to time, but upon sixty (60) days prior written notice to Landlord, be transferred to Landlord (or transferred back from Landlord to Tenant; provided if the Landlord has committed to any insurance contract at the time of such transfer back to the Tenant, the Tenant shall pay any necessary termination fee for such contract or continue such coverage if the contract may not be cancelled). If any of the insurance coverages contemplated by this Article 10 are at any time no longer
                               ----------
available (or are only available at excessive premium levels), Landlord and Tenant shall mutually and in good faith attempt to secure alternative, comparable insurance coverages. Irregardless of the transfer of responsibility for insurance procurement between Landlord and Tenant, Tenant shall at all times during the Term, remain responsible for payment of insurance premiums for coverages under this Article 10.
                                            ----------

         11. HOLDING OVER. Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises or any part thereof after the expiration or termination of the Term, Tenant shall pay Landlord Rent at one hundred fifty percent (150%) of the monthly rate in effect immediately prior to the expiration or termination of the Term for the time Tenant remains in possession after the expiration or termination of the Term and, in addition thereto, Tenant shall pay Landlord for all damages, consequential as well as direct, sustained by Landlord by reason of Tenant's retention of possession. The provisions of this Section do not exclude Landlord's rights of re-entry or any other right hereunder. No such holding over shall be deemed to constitute a renewal or extension of the Term hereof.

         12.      ASSIGNMENT AND SUBLETTING.

                  12.1. (a) Tenant shall have the right to assign this Lease or to sublet all or any portion of the Premises to any party which will use the Premises in accordance with the terms of this Lease, with the prior written consent of the Landlord which shall not be unreasonably withheld, delayed or conditioned upon payment of additional Rent or other sums. In the event that the Landlord does not respond to Tenant's request within fifteen (15) days following Landlord's receipt of a request for consent, the Landlord shall be deemed to have consented to such request. No commissions or fees shall be due to Landlord or the Building Manager on account of any assignment or subletting. Any such assignment of this Lease or sublease of the Premises shall be and remain subject to all of the terms and conditions of this Lease. No sublease or assignment, in any event, shall release the Tenant from any liability hereunder.

                           (b) In the event of any assignment or subletting
of all or a portion of the Premises, the Tenant shall provide written notice to the Landlord of the name of the assignee or subtenant and the portion of the Premises which such assignee or subtenant shall be occupying at least fifteen (15) days prior to the date the subtenant or assignee takes possession of the Premises.

                           (c) If this Lease is assigned or if the Premises
or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Tenant's covenants contained in this Lease or the acceptance of such assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

                           (d) Tenant may, without the Landlord's consent,
assign this Lease or sublease the Premises or portions thereof to entities controlled, controlling or affiliated with the Tenant, provided Tenant shall, within thirty (30) days following such assignment or subletting, give the Landlord written notice thereof. No such sublease or assignment in any event shall release the Tenant from any liability hereunder.

                  12.2. Landlord's rights to assign this Lease are and shall remain unqualified. Upon any sale of the Premises, Landlord shall thereupon be entirely freed of all obligations of Landlord hereunder and shall not be subject to any liability from any act, omission or event occurring after such conveyance.

         13. CONDITION OF PREMISES. At the expiration or termination of this Lease, Tenant shall return the Premises broom-clean and in such condition as premises of comparable age and construction would normally be, ordinary wear and loss by fire or other casualty and Additional Work approved by the Landlord excepted, failing which Landlord may restore the Premises to such condition and Tenant shall pay the cost thereof on demand. The Tenant shall have no responsibility for removing Additional Work and restoring the Premises so long as the Additional Work which does not materially adversely affect the value or utility of the Premises for future use.

         14. USE OF PREMISES. Tenant agrees to comply with the following provisions:

                  14.1. The Premises may be used by the Tenant for any purpose, provided at all times such use shall be lawful and in compliance with all applicable governmental statutes, ordinances, laws and regulations and all conditions, restrictions and other documents recorded in the Office of the Recorder of St. Louis County, Missouri.

                  14.2. Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, provisions or conditions of this Lease, or which directly or indirectly is forbidden by public law, ordinance or governmental regulation, or which may be dangerous to life, limb or property, or which may invalidate any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner or anything to be brought into or kept therein which shall in any way impair or tend to impair the character, reputation or appearance of the Premises as a high quality office building, or which will impair or interfere with any of the services performed by Landlord for the Premises.

                  14.3.    Tenant shall not overload any floor.

                  14.4. Tenant shall not use the Premises for any illegal or immoral purpose.

                  14.5. Prior to the completion of the Core and Shell and Tenant Work (including the completion of any Punch-List items), Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Premises employees or employees of contractors doing work or performing services by or on behalf of Landlord, subject to the provisions of Paragraph 15 of the Work Letter.
              ------------

         15.      CASUALTY DAMAGE.

                  15.1. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord.

                  15.2. If the improvements within the Premises shall be damaged:

                           (a) (i) such that substantial alteration or
reconstruction of the Premises shall take more than six (6) months to restore after the expiration of the Evaluation Period, in Landlord's reasonable estimate, and (ii) within the last three (3) years of the then current Term hereof (plus any Option Terms previously exercised by the Tenant); or

                           (b) (i) Such that substantial alteration or
reconstruction of the Premises shall take more than twenty-four (24) months to restore after the Evaluation Period, in the Landlord's reasonable estimate, and (ii) such casualty materially impairs the Tenant's ability to operate its business within the Premises, in the Tenant's reasonable business judgment (the occurrence of a casualty as described in Section 5.2(a)
                                                                --------------
or Section 5.2(b) being referred to as a "Major Casualty");
   --------------

                           (c) such that Landlord's Lender should require that
the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt; or

                           (d) such that there is material uninsured loss to
the Premises in excess of $250,000, Landlord may, at its option, but subject to the provisions of Section 15.3 hereof, terminate this Lease by notifying
                     ------------
Tenant in writing of such termination within ninety (90) days after the date of such damage.

                  15.3. (a) The Landlord agrees that it shall endeavor to negotiate provisions in its loan documents with its Lender to permit the use of insurance proceeds for restoration of the Premises in the event of a casualty to the Premises. In the event that any Lender does not permit the Landlord to use insurance proceeds for restoration of the Premises, the Landlord shall seek reasonable alternative financing if Landlord does not have sufficient funds to utilize for a restoration in lieu of the insurance proceeds applied by its Lender toward the Lender's mortgage debt. In the event that the Lender retains all or a portion of the insurance proceeds to be applied toward its loan and the Landlord is unable to secure reasonable alternative financing and as a result thereof, the Landlord does not fully restore the Premises after a casualty, the parties shall provide for an equitable reduction in the Rent payable hereunder to reflect the extent to which the Premises were not fully restored directly as a result of the Lender's retention of a portion of the insurance proceeds. If the parties are unable to agree upon an equitable reduction in Rent, then the Landlord may elect to terminate this Lease by written notice to the Tenant.

                           (b) If there is an uninsured loss to the Premises
in excess of Two Hundred Fifty Thousand Dollars ($250,000), and the Landlord has given notice of the Landlord's intention to elect to terminate this Lease as a result thereof pursuant to the provisions of Section 15.2 hereof,
                                                        ------------
the Tenant may, by written notice to the Landlord, within sixty (60) days following the Landlord's notice, elect to retain the Premises in their then current condition, perform such restoration as the Tenant deems appropriate, at Tenant's sole cost and expense, and this Lease shall not terminate, nor shall Rent abate or be reduced on account of damage from such uninsured loss or the cost of such restoration.

                           (c) Any restoration performed by the Tenant, at the
Tenant's cost and expense under Subsection (a) or (b) of this Section 15.3,
                                ---------------------         ------------
Section 15.6 or Section 15.8 shall be considered Additional Work.
------------    ------------

                  15.4. If there is an occurrence of a Major Casualty, Tenant shall have the right to terminate this Lease upon delivery to Landlord of written notice of such termination within ninety (90) days after such Major Casualty.

                  15.5. After a casualty to the Premises, the Landlord shall proceed with reasonable diligence to complete consultations with its insurer, to make arrangements for the payment of funds to be used for reconstruction, and to consult with its Lenders, contractors, architects and engineers to evaluate the feasibility of such reconstruction, but in any event within ninety (90) days (such period to be known as the "Evaluation Period").

                  15.6. If after initial negotiations by the Landlord with the insurance company providing property insurance for any casualty, the Landlord believes that it will be unable to obtain sufficient funds to restore the Premises without bringing a lawsuit against such insurer, the Landlord shall notify the Tenant in writing as to the status of such negotiations, and within twenty (20) days thereafter, the Tenant shall notify the Landlord in writing that it desires to exercise one of the following three options:

                           (a) Have the Landlord accept such reduced amount
from the insurance company and proceed with restoration, acknowledging that the Landlord is unlikely to be able to fully complete restoration of the Premises;

                           (b) Provide to the Landlord sufficient funds to
restore the Premises to a manner acceptable to the Tenant and have the Landlord assign any claim it may have against the insurance company; or

                           (c) Have the Landlord delay the restoration of the
Premises and permit the Tenant to pursue settlement discussions and, if necessary, litigation against the insurance company in order to obtain a satisfactory payment from the insurance company.

                  15.7. In the event that the Tenant exercises the option under Paragraph 15.6(c) above, the time period of twenty-four (24) months
      -----------------
under Section 15.2(b) for the completion of restoration shall no longer be
      ---------------
applicable. The parties further agree that notwithstanding the fact that the Landlord may not be able to fully restore the Premises subsequent to a casualty due to the inadequacy of insurance proceeds, such failure to restore shall not excuse the Tenant from paying all Rent provided for herein. Any insurance proceeds payable after a casualty shall be paid directly to the Landlord unless the Tenant has exercised option 15.6(b)
                                                                -------
above.

                  15.8. If neither Landlord nor Tenant has the right to or does not elect to terminate this Lease as set forth above, Landlord shall promptly commence and proceed with reasonable diligence after the expiration of the Evaluation Period to restore the Premises to substantially the same condition in which they were immediately prior to the happening of the casualty, except that Landlord's obligation to restore shall not include any personal property of the Tenant, unless and to the extent the Tenant makes funds available to the Landlord for such work, nor shall Landlord be required to spend for such work an amount in excess of the net insurance proceeds (deducting any costs of collection) actually received by Landlord as a result of the casualty.

                  15.9. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Following a casualty and damage during the Evaluation Period and any period of restoration of the Premises after any damage or casualty, the Landlord shall be entitled to the proceeds of the rental insurance policy provided under Section 10.1 hereof. If the
                                              ------------
rental insurance proceeds do not fully pay Base Rent and Additional Rent (reduced due to any lower Operating Expenses during such periods), the Tenant shall pay such deficiency to the Landlord on the dates upon which such Rent payments are due.

         16.      CONDEMNATION.

                  16.1. If the whole of the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or if it should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Premises is taken by the condemning authority.

                  16.2. (a) If less than the whole of the Premises is thus taken or sold, but if such portion taken or sold is so substantial that Landlord determines in its reasonable opinion that the reconstruction of the remaining portions is not reasonably practicable (a "Major Taking"), Landlord may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Premises is taken by the condemning authority.

                           (b) If less than the whole of the Premises is taken
or sold, and the proposed restoration by the Landlord will render the Premises, in the reasonable business judgment of the Tenant, materially impaired for the continuation of the Tenant's business within the Premises, the Landlord and the Tenant shall work together in good faith to attempt to reach an agreement as to the appropriate restoration. If after sixty (60) days of discussions, in the Tenant's reasonable opinion, the Landlord is still unwilling to agree to a suitable restoration, the Tenant may notify the Landlord within thirty (30) days thereafter that it desires to terminate this Lease effective as of the date of the Major Taking.

                  16.3. If this Lease is not so terminated upon any such taking or sale, the Base Rent payable hereunder shall be diminished on an equitable basis and the Landlord shall restore the Premises to substantially their former condition to the extent practicable, provided in no event shall Landlord be required to spend for such work an amount in excess of the net amount received by Landlord (deducting any costs of collection) as compensation for such damage.

                  16.4.    Except as provided in Section 16.6 hereof, all
                                                 ------------
amounts awarded upon a taking of any part or all of the Premises shall belong to the Landlord, and the Tenant shall not be entitled to and expressly waives all claims to any such compensation.

                  16.5. Tenant shall be entitled to claim independently against the condemning authority any damages expressly referable to Tenant's business, such as relocation expenses, as the same may be permitted by law, provided that such claim shall not reduce any award payable to Landlord.

                  16.6. In the event of a condemnation which results in termination of this Lease, the Tenant shall be entitled to receive a portion of any condemnation award paid by the

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

condemning authority equal to the sum of the calculations under Subsections
                                                                -----------
(a) and (b) as modified by Subsection (c):
---     ---                --------------

                           (a) Any out-of-pocket costs incurred by the Tenant
and paid to the Landlord for any Tenant Work, multiplied by the number of Lease Years remaining on the Initial Term as of the date of such taking, divided by twenty (20); plus

                           (b) Any out-of-pocket costs incurred by the Tenant
for Additional Work within the Premises, multiplied by the number of Lease Years remaining on the Initial Term as of the date of such taking, divided by twenty (20); and

                           (c) Provided the sum calculated pursuant to
Subsections (a) and (b) above shall be reduced by multiplying such sum by
---------------     ---
the fraction equal to the sum of attorney's fees, costs and expenses and other out-of-pocket costs incurred by the Landlord in conjunction with any such condemnation, divided by the sum of the final condemnation award paid by the condemning authority for the Premises.

                  16.7. Neither the Landlord nor any entity affiliated with the Landlord or its members shall directly or indirectly initiate or procure any rights or actions which could result in the condemnation of the Premises or this Lease, including without limitation, redevelopment rights under Chapters 99, 100 and/or 353 RSMo.

         17.      PARKING.

                  17.1. During the Term of this Lease, Tenant shall have the exclusive use, along with its guests and invitees, of the automobile parking areas situated in the Parking Garage, together with the surface parking within the Premises, driveways, and footways, subject to the Landlord's access rights for permitted purposes hereunder and any rights of Cybertel under the Cybertel Lease. The Landlord agrees that it shall not make any amendments to the Cybertel Lease that would substantive or materially adversely affect the Tenant's use of the Premises without the prior written consent of the Tenant.

                  17.2. Landlord shall deliver as part of the improvements on the Premises, nine hundred twenty-three (923) parking spaces for cars within the Parking Garage and fourteen (14) surface parking spaces for cars.

                  17.3. The Parking Garage shall have a security system and access shall be restricted with gated entrance and exit with the use of a card system paid for and supervised by the Tenant. The Building Manager shall be responsible for removal of any unauthorized vehicles within the Parking Garage upon receipt of notice from the Tenant thereof.

         18. REASONABLENESS STANDARD. Whenever and wherever in this Lease, one party must consent or approve of a request of the other party, such consent or approval shall in all instances be reasonable and promptly given and shall not be conditioned on other matters or the payment of Additional Rent, fees, expenses or other consideration, unless such payments or other conditions are expressly provided for in this Lease as to such matter.

         19.      DAMAGES FROM CERTAIN CAUSES.

                  19.1. Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, Force Majeure or by any other cause beyond the control of Landlord, including but not limited to delays from the foregoing, nor shall Landlord be liable for any damage or inconvenience which may arise through repair or alterations of any part of the Premises, provided the Landlord undertakes commercially reasonable efforts to restore such damage or reduce such inconvenience.

         20.      NO IMPLIED WAIVER.

                  20.1. The failure of either party to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future.

                  20.2. Tenant's failure to pay or Landlord's receipt of a lesser amount than the monthly installment of Rent due under this Lease shall not be deemed to be other than on account of the earliest Rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

                  20.3. No payment by Landlord or receipt by Tenant of a sum less than the amount due from the Landlord to the Tenant shall be deemed to be other than on account of the sum due, nor shall any endorsement or statement on any check or any letter accompanying any check from Landlord to the Tenant be deemed an accord and satisfaction, and Tenant may accept such check or payment without prejudice to Tenant's right to recover the balance of such sum or pursue any other remedy provided in this Lease.

         21.      PERSONAL LIABILITY.

                  21.1. The liability of Landlord to Tenant for any default by Landlord under this Lease shall be limited to the interest of Landlord in the Premises and Tenant agrees to look solely to Landlord's interest in the Premises for the recovery of any judgment from the Landlord, it being intended that neither Landlord nor any member of Landlord shall be personally liable for any judgment or deficiency.

         22.      RELATIONSHIP TO PARTIES.

                  22.1. Nothing contained in this Lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of Rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant.

         23.      EVENTS OF DEFAULT AND REMEDIES. All rights and
remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies provided in this Lease, Landlord shall be entitled to restrain by injunction the violation or threatened violation of any of the Tenant's covenants, agreements or conditions of this Lease. The occurrence of any of the defaults set forth in Section 23.1 (after the expiration of any
                          ------------
applicable cure period) shall constitute an "Event of Default" hereunder.

                  23.1.    If:

                           (a) Tenant fails to pay any Rent within ten (10)
days after the date due or such longer period as may be permitted under applicable cure rights set forth in Section 23.2 below,
                                    ------------

                           (b) Tenant defaults in the prompt and full
performance of any provision of this Lease, other than the payment of Rent, and such default continues for thirty (30) days after notice, provided that if such default cannot reasonably be cured within such thirty (30) day period and so long as the Tenant commences to cure such default within such thirty (30) day period and diligently pursues completion of such cure, Tenant shall not be in default hereunder,

                           (c) the leasehold interest of Tenant is levied
upon under execution or is attached by process of law,

                           (d) Tenant shall apply for or consent to the
appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets,

                           (e) Tenant shall file a voluntary petition in
bankruptcy,

                           (f) Tenant shall make a general assignment for the
benefit of creditors,

                           (g) Tenant shall file a petition or an answer
seeking reorganization or arrangement with creditors or to take advantage of any insolvency law,

                           (h) Tenant shall file an answer admitting the
material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating Tenant bankrupt or insolvent, which is not dismissed within ninety (90) days, or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, or

                           (i) Tenant or any affiliate of Tenant shall default
(after the expiration of any applicable cure period) under any other lease between the Tenant or any affiliate of the Tenant and the Landlord or an affiliate of Landlord, for space leased by Tenant or any affiliate of the Tenant in Building I or Building II of the Office Center, then and in any such event Landlord may, at its election, either terminate this Lease and Tenant's right to possession of the Premises or, exercise Landlord's rights hereunder without terminating this Lease or relieving Tenant of any obligation, including the obligation to pay Rent.

                  23.2. The Landlord agrees that it shall provide to the Tenant notice, not more than once in any twelve (12) month period, of any delinquent Rent payment and the Tenant shall have five (5) days after the receipt of such delinquency notice to pay the delinquent Rent and avoid the occurrence of an Event of Default hereunder. The parties further agree that if:
                           (a) The Landlord alleges that a default (other than
one involving the payment of Rent) has occurred; and

                           (b) Tenant in good faith contests the Landlord's
claim of an alleged default; and

                           (c) the Landlord or Tenant have instituted an
Arbitration proceeding regarding such alleged default,

an Event of Default shall not be deemed to have occurred against the Tenant if the arbitrator rules in favor of the Landlord and against the Tenant so long as within thirty (30) days after such ruling, the Tenant has either cured such breach or commences to cure such breach and diligently pursues such cure to completion.

                  23.3. Upon any termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Premises and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law.

                  23.4. If Landlord elects, without terminating this Lease, to endeavor to relet the Premises, then Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof as provided herein, without such entry and possession terminating this Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of this Lease, Landlord may relet the Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such Rent, for such time and upon such terms as Landlord shall determine to be reasonable. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed necessary or desirable by Landlord, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this Lease, together with the cost of repairs, alterations, additions, redecorating and Landlord expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand, and if the consideration so collected from any such reletting is more than sufficient to pay the full amount of the Rent reserved herein, together with the costs and expenses of Landlord, Landlord, at the end of the stated Term of this Lease, shall account to Tenant.

                  23.5. Upon the occurrence of an Event of Default, the Landlord may pursue any remedies available to the Landlord under Missouri law.

                  23.6. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

                  23.7. Tenant agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. Tenant agrees to pay a reasonable attorneys' fee if legal action is required to enforce performance by Tenant of any condition, obligation or requirement hereunder. All sums so paid by Landlord and all expenses in connection therewith, together with interest thereon at the Prime Rate from the date payment was due, shall be deemed Additional Rent hereunder and payable at the time of any installment of Rent thereafter becoming due and Landlord shall have the same rights and remedies for the nonpayment thereof or of any other Additional Rent, as in the case of default in the payment of Rent.

                  23.8. (a) The Tenant shall be entitled to restrain by injunction the violation or threatened violation of any of the Landlord's covenants, agreements or conditions of this Lease.

                           (b) If the Landlord defaults in the performance of
any covenant, agreement or condition of this Lease on Landlord's part to be performed, or if Tenant's possession or quiet enjoyment of the Premises shall be interfered with or hindered in any way, the Landlord shall promptly, upon written notice from Tenant, cure such default, interference or hindrance and if the same is not cured within thirty (30) days following receipt by Landlord of Tenant's notice (provided if such default cannot reasonably be cured within such thirty (30) day period, the cure period shall be extended so long as Landlord commences to cure such default within such thirty (30) day period and diligently pursues completion of such cure), Landlord shall be in default of this Lease ("Landlord Default") and in such event Tenant may, at its election, pursue the remedies in this Section 23.8.
                                                               ------------

                           (c) In the event of a Landlord Default under this
Lease, Tenant may, at its option:

                               (i) Upon written notice to Landlord, make payment or take such action as is necessary to cure the Landlord Default and in connection therewith, pay expenses and employ legal counsel and other professionals. Upon so doing, the costs and expenses so incurred by Tenant (including a reasonable attorneys' fee) shall be immediately due and payable together with interest thereon at the Prime Rate from time to time incurred until paid.

                               (ii) Institute an Arbitration proceeding and secure an award for the damages (including, without limitation, consequential and incidental damages) sustained as a result of the Landlord default, which award shall include Tenant's reasonable attorneys' fees and accrue interest at the Prime Rate from the date of the award until paid.

                               (iii) If the Landlord has not paid the sum due to Tenant, within thirty (30) days following the issuance of a final nonappealable award or judgment against the Landlord as a result of a Landlord Default, the Tenant may offset the sum of any final nonappealable judgment or award against the next installments of Rent due hereunder, provided that no such offset shall exceed an amount equal to twelve percent (12%) of the amount payable as Base Rent for each such month.

                               (iv) Exercise such remedies as are available at law or in equity to the Tenant.

                           (d) Notwithstanding anything else contained in
Section 23.8(c)(iv) or elsewhere herein or at law or in equity, the Tenant
-------------------
may not offset Rent, except as provided in Section 23.8(iii) nor terminate
                                           -----------------
this Lease as a result of a Landlord Default under any circumstances, and the Tenant's remedies for a Landlord Default shall be limited to those set forth in this Section 23.8.
              ------------

         24.      SUBORDINATION OF LEASE.

                  24.1. So long as Tenant's rights hereunder are not disturbed, this Lease shall be subject and subordinate only to deeds of trust (otherwise for the purpose of this Lease known as a "Mortgage"), whether presently existing or hereafter arising upon the Premises or upon the Building, and to any renewals, modifications, refinancings or extensions thereof, but Tenant agrees that any such Lender shall have the right to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Lender may deem appropriate in its discretion. Any Lender whose Mortgage lien is superior to this Lease shall agree to execute a subordination, non-disturbance and attornment agreement ("SNDA") containing commercially reasonable terms for the benefit of the Tenant and such Lender, and which agreement shall provide for non-disturbance of Tenant by Lender or any successor or assign of Lender so long as Tenant is in compliance with the terms and provisions of this Lease. The first SNDA shall be executed and delivered by the parties thereto in conjunction with the closing of the Landlord's construction loan which will provide a portion of the funds for construction of the Premises.

                  24.2. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, now existing or hereafter placed upon the Premises or the Building as a whole provided such party recognizes this Lease and agrees to be bound by the obligations of Landlord hereunder arising from and after the date title transfers, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to any such Lender as Landlord may reasonably request, on the condition that any such Lender shall execute a non-disturbance agreement in favor of Tenant.

                  24.3. Tenant shall, within twenty (20) days after written request of Landlord, execute, acknowledge and deliver to Landlord or to Landlord's mortgagee, proposed mortgagee, or proposed purchaser of the Premises or any part thereof, any estoppel certificates reasonably requested by Landlord from time to time, which estoppel certificates shall show whether this Lease is in full force and effect and whether any changes may have been made to the original Lease; whether the Term of this Lease has commenced and full Rent is accruing; whether there are any known defaults by Landlord and, if so, the nature of such defaults; whether possession has been assumed and all improvements to be provided by Landlord have been completed; whether Rent has been paid more than thirty (30) days in advance; and that there are no known liens, charges, or offsets against rental due or to become due; and that the address shown on such estoppel certificate is accurate, and such other statements as may be reasonably requested by the Landlord.

                  24.4. Tenant agrees that within twenty (20) days after the receipt of any proposed form of SNDA or tenant estoppel provided by the Landlord to the Tenant, the Tenant shall review such form and provide any comments to the Landlord. The Tenant further agrees to review promptly any further revisions of the SNDA or tenant estoppel and to cooperate with the Landlord and the Lender to finalize and execute an SNDA and tenant estoppel in form reasonably acceptable to the Lender so as not to delay the closing of any loan or sale. In the event that the Tenant requests that Landlord execute an estoppel, the Landlord shall promptly review any revisions and cooperate with the Tenant to expedite the execution thereof.

                  24.5. Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under, or taking by deed in lieu of foreclosure of, any mortgage made by Landlord covering the Premises, give full and complete attornment to the purchaser and recognize the purchaser as Landlord under this Lease for the balance of the Term of this Lease, including any Option Term, provided such purchaser agrees to assume the obligations of Landlord under this Lease arising from and after the date of such purchaser's acquisition of the Premises.

         25. COMMENCEMENT OF POSSESSION. If the Tenant desires to obtain possession of any portion of the Premises prior to the Commencement Date, the Tenant may do so only with the prior written consent of the Landlord, pursuant to the terms of Section 2 hereof.
                         ---------

         26. NOTICES AND CONSENTS. The Tenant shall pay the Rent and forward all notices to Landlord at the following address (or at such other place as Landlord may hereafter designate in writing):

                    Eckelkamp Office Center South, L.L.C.
                    200 West Main Street
                    Washington, MO 63090
                    Attn: L. B. Eckelkamp, Jr.

with a copy of notices to:

                    Kelley Real Estate Advisors, Inc.
                    12444 Powerscourt Drive, Suite 150
                    St. Louis, MO 63131
                    Attention: Joseph J. Kelley, Jr.

                    Sonnenschein Nath & Rosenthal
                    One Metropolitan Square
                    Suite 3000
                    St. Louis, MO 63102
                    Attention: Daniel R. Wofsey

                  26.1. The Landlord shall forward all notices to Tenant at the following address (or at such other place as Tenant may hereafter designate in writing):

                    Edward D. Jones & Co., L.P.
                    201 Progress Parkway
                    Maryland Heights, MO 63043-3042
                    Attention: Wendy L. Monso

                    Edward D. Jones & Co., L.P.
                    12555 Manchester Road
                    Des Peres, MO 63131
                    Attention: Lawrence R. Sobol, General Counsel

                    Greensfelder, Hemker & Gale
                    2000 Equitable Building
                    10 South Broadway
                    St. Louis, MO 63102-1774
                    Attention: Thomas L. Story

                  26.2. Any notice provided for in this Lease must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise expressly provided herein, be given or served by depositing the same in the United States mail, postage pre-paid and certified, and addressed to the party to be notified with return receipt requested, by overnight courier which provides a record of receipt, by courier which provides a record of receipt, or by delivering the same in person to an officer of such party.

                  26.3. Notice deposited in the mail in the manner hereinabove shall be effective upon receipt, unless such mail is unclaimed, in which event notice shall be effective five (5) days after the date of mailing.

                  26.4. Notices by Tenant shall also be forwarded to the Lender at the address provided by Landlord to Tenant at such time as the Lender has been determined.

         Except as specifically provided in this Lease, Tenant hereby expressly waives the service of intention to terminate this Lease or re-enter the Premises, of any demand for payment of Rent or possession, and of any other notice or demand prescribed by any statute or other law.

         27.      CONTINGENCIES.

                  27.1. This Lease and Tenant's rights and obligations hereunder are contingent upon the following matters which the Landlord shall diligently pursue:

                           (a) The Landlord shall secure a construction loan
commitment in an amount which, along with Landlord's equity, is sufficient for the construction of the Premises (other than for Tenant Work to be paid for by the Tenant), which commitment shall contain no provisions which cannot reasonably be expected to be complied with, and provide a copy of such commitment to Tenant on or before sixty (60) days after the Execution Date;

                           (b) The Landlord shall secure all necessary permits
to allow the commencement of construction of the Core and Shell within seventy-five (75) days after the Execution Date and deliver copies thereof to the Tenant. The Tenant acknowledges that the initial construction permits will be amended at such time as the appropriate modifications to the Core and Shell Plans have been prepared and approved by the parties pursuant to Exhibit A;
---------

                           (c) The Landlord shall have entered into a
construction contract for construction of the Premises (including an allowance for the Base TI Allowance portion of the Tenant Work) consistent with the obligations of the Landlord hereunder and a copy of such contract is provided to the Tenant within seventy-five (75) days after the Execution Date; and

                           (d) The Landlord shall commence construction
of the Premises on or before June 1, 2000.

                  27.2. In the event the Landlord has not satisfied the foregoing provisions on or before the dates noted (or any extension thereof to which Tenant agrees not to unreasonably withhold its consent therefor), the Tenant may at any time thereafter by written notice to the Landlord terminate this Lease.

         28. INVALIDITY OF PARTICULAR PROVISIONS. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or later laws or any rule, decision, or regulation of any governmental body or entity, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby.

         29. COMMISSIONS. Landlord hereby represents and warrants to Tenant that it has not retained any broker or agent concerning this Lease other than Kelley Real Estate Advisors, Inc. ("Kelley") and Landlord shall pay any and all broker's fees or commission owed to Kelley because of this Lease or any of the transactions described herein. Tenant hereby represents and warrants to Landlord that it has retained no broker or agent concerning this Lease other than Grubb & Ellis/Krombach Partners, Inc. and Landlord shall pay any and all broker's fees or commissions owed to Grubb & Ellis/Krombach Partners, Inc. because of this Lease or any of the transactions described herein, pursuant to the Listing Agreement executed by Landlord, Tenant, Kelley, Grubb & Ellis/Krombach Partners, Inc., Kelley Real Estate, Inc. and the Adjacent Property Owner. Landlord and Tenant hereby indemnify and agree to defend and hold each other harmless against any loss, claim, expense or liability with respect to any other commissions or broker's fees claimed on account of the execution and/or renewal of this Lease due to any action of the indemnifying party.

         30.      SPECIAL STIPULATIONS.

                  30.1. No receipt of money by Landlord from Tenant after the expiration or termination of this Lease, the service of any notice, the commencement of any suit, or final judgment for possession of the Premises shall reinstate, continue, or extend the Term of this

Lease or affect any such notice, demand, or suit or imply consent for any action for which Landlord's consent is required.

                  30.2. No waiver of any default of Tenant hereunder shall be implied from any failure by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and such express waiver shall be only for the time and to the extent therein stated.

                  30.3. The Premises are located in unincorporated St. Louis County.

                  30.4. All of the covenants of Tenant and Landlord in this Lease shall be deemed and construed to be "conditions" as well as "covenants", as though the words specifically expressing or importing conditions and covenants were used in each instance.

                  30.5. This Lease shall not be recorded by either party without the consent of the other.

                  30.6. Neither party has made any representations or promises, except as contained in this Lease, or in some additional writing signed by the party making such representation or promise.

                  30.7. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.

                  30.8. It is understood and agreed that this Lease shall not be binding until and unless all parties have signed it.

         31.      MECHANICS LIENS.

                  31.1. If, because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic's lien, other lien, charge or order for the payment of money shall be filed against Landlord or against all or any portion of the Premises, Tenant shall, at its own cost and expense, cause the same to be discharged of record, within thirty (30) days after the filing thereof, and Tenant shall protect, defend, indemnify and hold harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorney's fees resulting therefrom; provided, however, the Tenant shall be permitted to contest any such mechanic's lien, provided that the Tenant provides a bond or other security reasonably satisfactory to the Landlord and to the Landlord's Lender against any such mechanic's lien and provided further that the Tenant promptly pay any judgment related to the mechanic's lien if the Tenant's contest thereof shall fail. Notwithstanding the foregoing, nothing contained herein shall deem Tenant a partner or agent of Landlord, and Tenant shall not, by reason hereof or otherwise, have the right to bind Landlord or the Premises to the payment of any such money.

                  31.2. The Landlord agrees that in the event any mechanic's lien is filed against the Premises as a result of work contracted for by the Landlord, the Landlord shall take reasonable commercial efforts either to settle the lien or to actively contest it so as to ensure that the Tenant's occupancy and enjoyment of the Premises is not adversely affected by the filing of such lien. In the event that any mechanic's lien is filed as a result of the Landlord's action, and if Landlord is not successful in obtaining a release of such lien within thirty (30) days of the date of filing of such lien, then Landlord shall, within ten (10) days thereafter, provide a bond, title insurance or other reasonable security to the Tenant providing protection to the Tenant for its leasehold estate hereunder.

         32.      ATTORNEY'S FEES.

                  32.1. If any person not a party to this Lease shall institute an action against Tenant in which Landlord shall be made a party, arising out of any alleged act or omission of the Tenant or its employees or agents, Tenant shall indemnify and hold Landlord harmless from all liability by reason thereof, and all costs incurred by Landlord in such action, including reasonable attorneys' fees.

                  32.2. If any person not a party to this Lease shall institute an action against the Landlord in which the Tenant shall be made a party, arising out of any alleged act or omission of the Landlord or its employees or agents, the Landlord shall indemnify and hold the Tenant harmless from all liability by reason thereof, and all costs incurred by the Tenant in such action, including such reasonable attorneys' fees.

                  32.3. In the event of litigation between the parties hereto, declaratory or otherwise, for the enforcement of any covenants, terms or conditions of this Lease, the nonprevailing party shall pay the costs and expenses, including, without limitation, fees or costs of experts, whether or not used in any proceeding and attorneys' fees actually incurred by the prevailing party, which shall be determined and fixed by the Court as part of the judgment. The parties covenant and agree that they intend by this Section to compensate, for attorney's fees actually incurred by the prevailing party, the particular attorneys involved at such attorneys' then normal hourly rate. This Section shall constitute an instruction to the Court that such rate or rates shall be deemed reasonable.

         33. CONSTRUCTION OF LEASE. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. Time is of the essence of this Lease and of every term, covenant and condition hereof. The words "Landlord" and "Tenant", as used herein, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. If there is more than one tenant, then the obligations to be performed shall be joint and several.

         34. ENTIRE AGREEMENT. This Lease, together with any attached exhibits and any written addenda contains the entire agreement between the parties.

         35. INTERPRETATION AND ENFORCEMENT. This Lease shall be interpreted, governed and enforced in all respects under the laws of the State of Missouri.

         36.      FORCE MAJEURE.

                  36.1. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, work stoppages, riots, acts of God, natural disasters, weather, governmental imposition of priorities or controls, shortages of labor, materials or fuels, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord. All such items in the previous sentence are referred to herein as "Force Majeure." Notwithstanding the above, subsequent to the Commencement Date, unavailability or scarcity of materials shall not constitute a basis for Force Majeure, except in the case of restoration in the event of a fire or other casualty affecting the Premises.

                  36.2. Whenever a period of time is hereby prescribed by the taking of any action by the Tenant (other than the payment of Rent) subsequent to the Commencement Date, Tenant shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to Force Majeure. Notwithstanding anything above, in no event shall any Force Majeure limitations excuse the Tenant from the obligation to promptly pay Rent as and when due hereunder.

         37.      HAZARDOUS MATERIALS.

                  37.1. Tenant shall not at any time use or permit the use of any portion of the Premises, or the land beneath any of them, for use in violation of any governmental laws, ordinances, regulations, or orders concerning Hazardous Materials and other environmental conditions, including, but not limited to, asbestos, soil, and ground water conditions. Tenant shall not allow the storage or use of such Hazardous Materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such Hazardous Materials, nor allow to be brought onto the Premises any such Hazardous Materials except to use in the ordinary course of Tenant's business, to include ordinary household cleaning and maintenance products which are used with due care and in accordance with applicable laws and the instruction of the manufacturer of such products in the reasonable and prudent conduct of Tenant's business. In addition, Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises. Tenant shall defend, indemnify and hold Landlord and Landlord's Lender harmless from and against any and all violations by Tenant or its agents, employees or contractors of the foregoing provisions (including reasonable attorney's fees) or arising from any violation of the foregoing covenant and/or existence of Hazardous Materials that hereinafter become located in, on, or under the Premises, including, but not limited, to the cost to remediate any such violation and abate any such Hazardous Materials and any reasonable costs incurred by the Landlord or Lender for environmental testing, but excluding any such violation, condition or Hazardous Materials to the extent caused by Landlord or any third party which is not an employee, agent, contractor, customer or otherwise affiliated with the Tenant. The foregoing indemnification by Tenant shall survive the expiration or earlier termination of this Lease. "Hazardous Materials" shall include, but not be limited to, substances requiring investigation, removal or remediation under any federal, state or local statute, regulation ordinance or policy including substances defined as "hazardous substances" or "toxic substances" in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C., Section 1802, the Resource Conservation Recovery Act, 42 U.S.C.,
Section 6901, et seq. or those substances defined as "hazardous waste" in applicable codes of Missouri and in the regulations adopted and publications promulgated for such codes.

                  37.2. Landlord represents and warrants to the Tenant that to the best of Landlord's knowledge, there are no Hazardous Materials in, on or under the Premises in violation of applicable law. The Landlord has not and shall not use the Premises in violation of any governmental laws, ordinances, regulations or orders concerning Hazardous Materials and other environmental conditions. The Landlord shall defend and hold Tenant, its officers, employees, agents, contractors and lenders harmless from and against any and all violations or breaches of the foregoing warranty and covenant (including reasonable attorneys' fees) and the existence of Hazardous Materials that hereafter become located in, on or under the Premises as a result of the action of the Landlord or its agents or employees, including, but not limited to, the cost to remedy any such violations and abate any such Hazardous Materials, but excluding any such violation or condition or Hazardous Materials to the extent caused by Tenant or any other third party which is not an agent, contractor, employee, customer or otherwise affiliated with the Landlord. The foregoing indemnification by the Landlord shall survive the expiration or earlier termination of this Lease.

                  37.3. In the event that any third party, which is not an employee, agent, contractor or otherwise affiliated with either the Tenant or the Landlord, causes any release of

Hazardous Materials onto the Premises subsequent to the Commencement Date, the Landlord shall be responsible for promptly resolving such release, which may include in Landlord's reasonable discretion, a clean-up of such release and/or the pursuit of legal action against such third party which would cause such third party to promptly remediate such release. The parties agree that a rider or endorsement shall be added to the Liability Policy providing for insurance coverage with respect to any clean-up of the Premises as a result of the release of Hazardous Materials within the Premises protecting the interests of the Landlord, the Tenant and all Lenders.

         38. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or an option to Lease. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

         39. SECTION HEADINGS. The section or subsection headings are used for convenience of reference only and do not define, limit or expand the scope or intent of the sections.

         40.      DEFINITIONS.  The definitions set forth in Section 1 are
                                                             ---------
hereby made part of this Lease.

         41.      EXHIBITS.  Exhibits A through D are attached hereto and
                             ----------         -
incorporated herein and made a part of this Lease for all purposes:

                  Exhibit Number        Description
                  --------------        -----------

                  Exhibit A             Work Letter
                  ---------
                  Exhibit A-1           Core and Shell Plans
                  -----------
                  Exhibit A-2           Core and Shell Plan Modifications
                  -----------
                  Exhibit A-3           Tenant Work Allocation
                  -----------
                  Exhibit A-4           Construction Schedule
                  -----------
                  Exhibit A-5           Exterior Signs
                  -----------
                  Exhibit A-6           Intentionally Deleted
                  -----------
                  Exhibit A-7           Tenant Work Schedule
                  -----------
                  Exhibit B             Legal Description of Office Center
                  ---------
                  Exhibit B-1           Site Plan of Lot 1
                  -----------
                  Exhibit C             Declaration of Lease Commencement
                  ---------
                  Exhibit D             Insurance Standards
                  ---------

         42. VENDING RIGHTS. The Tenant shall retain exclusive rights to provide all vending services within the Premises provided that upon written request of the Landlord, from time to time, the Tenant shall notify the Landlord of any person or entity providing vending services to the Premises.

         43. NAMING OF BUILDING. The Tenant shall have the right to name the Building after itself.

         44. OPTION TO PURCHASE. Simultaneous with the execution of this Lease, the Landlord and Tenant have entered into an Option and First Offer Agreement ("Building III Option") pursuant to which the Landlord has granted to the Tenant the option to purchase the Premises, as well as a right of first offer to purchase the Premises, as more particularly set forth therein.

         45. OPTION TO PURCHASE, RIGHT OF FIRST OFFER AND LEASE OPTION FOR BUILDINGS I AND II.

                  45.1. Simultaneous with the execution of this Lease, the Tenant and the Adjacent Property Owner have entered into an Option and First Offer Agreement pursuant to which the Adjacent Property Owner grants to the Tenant certain option and first offer rights with respect to Buildings I and II, as more particularly set forth therein.

                  45.2. Simultaneous with the execution of this Agreement, the Adjacent Property Owner and the Tenant have executed an Option to Lease Agreement for Buildings I and II, pursuant to which the Adjacent Property Owner has granted to the Tenant certain rights to lease portions of Buildings I and II as more particularly set forth therein.

         46. NO ESTATE IN LAND. This Lease shall create the relationship of landlord and tenant between Landlord and Tenant and no estate (other than this leasehold) shall pass out of Landlord.

         47. ARBITRATION. All disputes between Landlord and Tenant relating to or arising under this Lease shall be resolved by the submission of such disputes to binding arbitration as provided herein ("Arbitration").

                  47.1. All Arbitrations shall be conducted in St. Louis County, Missouri, or at another location mutually approved by the parties in writing, pursuant to the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), except as may be herein provided. All Arbitration proceedings shall be undertaken pursuant to the Federal Arbitration Act, 9 U.S.C. Sections 1-16, where applicable, and the award of the arbitrator(s) shall be conformable and enforceable in any court of competent and final jurisdiction. All parties expressly agree to waive their respective rights to appeal from an award of the arbitrator(s) or seek redress in any other court, except as to those grounds set forth in 9 U.S.C. Sections 10, 11 and 16.

                  47.2. In any dispute where a party seeks $200,000.00 or more in damages or if the dispute involves whether the Landlord or Tenant may terminate the Lease, three (3) arbitrators shall be employed to arbitrate the dispute. In the event the dispute involves less than $200,000.00 or if the dispute does not involve Lease termination issues, there shall be one (1) arbitrator. In the event of any Arbitration or other legal proceeding brought by any party against the other with regard to any matter arising out of or related to this Lease, each party expressly agrees that the final award rendered by the arbitrator(s) shall also provide for an allocation and division between or among parties to the Arbitration, on a basis which the arbitrator(s) deem just and equitable under the circumstances, of all costs and expenses of the dispute, including, but not limited to, court costs, arbitrator's fees and expenses, AAA fees and expenses, reasonable attorneys' fees and expenses, accountants' and expert witness' fees and expenses, stenographic or reporter expenses, and rental expenses for the premises where the Arbitration is held.

                  47.3. All disputes shall be determined by the arbitrator(s) in accordance with the substantive law of the State of Missouri, except that the parties expressly agree that the Federal Arbitration Act is applicable and takes precedence over Missouri's Uniform Arbitration Act, Chapter 435, Revised Statutes of the State of Missouri.

                  47.4. The party desiring Arbitration ("First Party") shall give written notice to that effect to the other party ("Second Party"), and shall also apply to the AAA for the appointment of arbitrator(s) in accordance with the appointment procedures of the Commercial Arbitration Rules of the AAA, and the parties shall proceed in accordance with such rules to designate arbitrator(s). A demand for Arbitration is to be made within a reasonable time after the claim or controversy has arisen, but in no event later than the date when institution of legal or equitable proceedings based on such claim or controversy would be barred under the applicable statute of limitations under Missouri law.

                  47.5. Within twenty (20) days after the arbitrator(s) shall have been designated, each party shall submit a written statement stating and explaining such party's position to the other party and to the arbitrator(s) with respect to the subject matter of the Arbitration, together with its arguments in support of its position ("Position Paper").

                  47.6. The arbitrator(s) shall resolve any discovery disputes by prehearing conferences as may be needed. The parties agree that the arbitrator(s) and any counsel of record to the proceeding shall have power of the subpoena process in aid of Arbitration, as provided by law.

                  47.7. The arbitrator(s) are directed by this Lease to conduct the Arbitration hearing no later than six (6) months from the service of the statement of claim and demand for Arbitration, unless good cause is shown establishing that the hearing cannot fairly and practically be so conducted.

                  47.8. Notwithstanding any provision regarding Arbitration as provided herein, the Tenant shall not be permitted to submit any issue to Arbitration regarding the payment of Rent and pursue such issue hereunder unless prior to the submission of such issue to Arbitration, the Tenant first pays to the Landlord all amounts of Rent as are alleged by the Landlord to be then due and owing by the Tenant and continue to pay Rent in such amounts during the entire period of Arbitration, until a final decision is rendered.

         48. FINANCING BY TENANT. The Landlord hereby releases any statutory lien that it may have on the furniture, fixtures and equipment owned by the Tenant which may be located from time to time within the Premises and which the Tenant is permitted to remove at the end of the Term of this Lease under the terms hereof. The Tenant may, at its option, grant a security interest in such furniture, fixtures and equipment. The Tenant may also, at its option, grant a deed of trust in its interest as Tenant under this Lease ("Leasehold Deed of Trust"). Upon the written request of the Tenant, the Landlord shall agree to provide written notice of any default hereunder to the beneficiary under any Leasehold Deed of Trust.

                 REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, Landlord and Tenant have signed this Lease in the County of St. Louis, State of Missouri, the day and year first above written.

         THIS LEASE CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

LANDLORD:                               TENANT:

ECKELKAMP OFFICE CENTER SOUTH,          EDWARD D. JONES & CO., L.P.,
L.L.C., A MISSOURI LIMITED LIABILITY    A MISSOURI LIMITED PARTNERSHIP
COMPANY

By: Eckelkamp Office Center, Inc.,      By:
    Managing Member                        ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------
    By:
       -----------------------------
           L.B. Eckelkamp, Jr.,
           President

                                  EXHIBIT A
                                  ---------
                                 WORK LETTER
                                 -----------


1.        CONSTRUCTION OF PREMISES.

             a. The Landlord and Tenant agree that during the Construction Period, the Landlord shall construct the Premises substantially in accordance with the plans for the core and shell for the Premises ("Core and Shell") which were drawn by Gray Design Group, Inc. dated August 5, 1998, as amended, and which are more particularly described on Exhibit A-1 (Core and Shell Plans) along with
                      -----------
                      modifications to be prepared in part by Bauer Pankey Architects, Inc. set forth on Exhibit A-2 (25 pages)
                                                    -----------
                      dated December 3, 1999 (Core and Shell Plan Modifications) attached hereto and incorporated herein, as supplemented pursuant to Paragraph 1(b) and the Tenant Work Plans (as defined below) for the Premises. As used herein, the phrase "Core and Shell Plans" shall mean the plans referenced on Exhibit A-1 and the modifications to
                                    -----------
                      such plans as contemplated by Exhibit A-2.  The process
                                                    -----------
                      and procedure for the construction of the Premises is more particularly set forth in this Work Letter.

             b. The Tenant acknowledges receipt of the Core and Shell Plans and approves of such Core and Shell Plans to the extent completed.  The Landlord shall promptly
                      prepare the modifications to the Core and Shell Plans listed on Exhibit A-2 and submit such plans for the
                                -----------
                      approval of the Tenant ("Plan Modifications").  The
                      Tenant agrees that it shall not unreasonably withhold
                      or delay its approval of the Plan Modifications so long
                      as they are consistent with the provisions of Exhibit A-2.
                                                                    -----------
                      The Core and Shell Plans shall be subject to the approval of the Landlord's Lender. If the Landlord's Lender requires any reasonable changes to the Core and Shell Plans, the Landlord and Tenant shall work together in good faith to make any reasonable and appropriate changes, but at no cost or expense to the Tenant. Upon approval of the final Core and Shell Plans, the Landlord and Tenant shall amend this Lease to incorporate the final Core and Shell Plans to be a part of this Lease.

             c.       The parties agree that Exhibit A-3 (Tenant Work
                                             -----------
                      Allocation) attached hereto and incorporated herein is a schedule that reflects which items are covered by the Core and Shell Plans and which items are to be included within the future plans for the Tenant Work ("Tenant Work Plans").

2.        APPROVAL RIGHTS AND REVIEW PROCESS.

             a. It is the intention of the parties to work together in an expeditious, efficient and good faith manner to satisfy the preparation and approval procedures set forth herein or to be agreed upon by the parties during the construction phase of the Premises. In any circumstance in which the Landlord or the Tenant is required to review and approve any plans, changes to plans, construction completion or other items or issues in conjunction with the design and completion of construction of the Premises pursuant to this Work Letter, the party whose approval is sought shall not unreasonably withhold, delay or condition its consent to any such request, unless the terms of this Work Letter explicitly impose a different standard of review; provided, however, such approval shall not be required to be given in the event that the approval requested shall require the party whose approval is sought to incur material expense or result in material delay in the performance of the obligations of the parties hereunder.

             b. In the event that any party declines a request for approval related to the Premises design or construction, the declining party shall provide written notice to the other party of the reason for such objection and in the event the requesting party disagrees with such reason, the parties shall promptly seek to remedy such objection to the reasonable satisfaction of the Landlord and Tenant. If appropriate, the parties shall engage the services of an architect, contractor or engineer to resolve any disputes involving the Premises construction, design or suitability.

3. CORE AND SHELL PLANS. The Landlord agrees that it shall promptly commence construction of the Premises and shall pursue the completion of construction of the Premises in accordance with the Core and Shell Plans with due diligence, pursuant to the preliminary schedule set forth on Exhibit A-4 attached hereto
                                            -----------
          labeled Construction Schedule ("Construction Schedule"). The Construction Schedule shall be further modified pursuant to Paragraph 8 hereof. The Landlord agrees that it shall undertake
          -----------
          good faith efforts to complete the construction of the Premises in accordance with the Construction Schedule, subject to delays as a result of Excusable Construction Delay. The Landlord shall provide the Tenant with a written status report of the progress of construction every month with a detailed update on the projected Construction Schedule. The Landlord currently anticipates having weekly construction meetings within the Office Center for which meeting minutes shall be prepared. The Tenant may send a representative or representatives to participate in such meetings and, in any event, the Landlord shall promptly provide to the Tenant a copy of such meeting minutes.

4. CORE AND SHELL CONSTRUCTION. The Landlord agrees that the Core and Shell shall be constructed in accordance with all applicable laws, codes, rules and regulations, including, but not limited to, the local building code, fire and life safety requirements, the ADA and good practices consistent with national standards and all other local laws of St. Louis County in the State of Missouri.

5.       IDENTITY/SIGNAGE.

             a. The parties acknowledge and agree that the Premises shall be known as the "Edward Jones Building" or such other name identifying Tenant or any affiliate of Tenant as may be reasonably requested by the Tenant from time to time. The Landlord shall construct and affix upon the Building, three (3) parapet wall signs which shall be exclusive to Tenant and shall be comprised of illuminated individual white letters displaying the name of the Tenant as shown on Exhibit A-5 (Exterior Signs),
                                                -----------
                      and two (2) ground signs at the locations shown on Exhibit B-1 and as depicted on Exhibit A-5 (Exterior
                      -----------                    -----------
                      Signs). All signs, logos or other monuments shall be in full compliance with all applicable laws, statutes and ordinances of St. Louis County, Missouri or other governmental body governing the Premises. The Landlord shall provide an allowance for exterior signs on the Premises of $40,000.00 (which sum shall be in addition to the Base TI Allowance). In the event that the cost of the design, purchase and installation of the exterior signs exceeds $40,000.00, the Tenant shall pay such difference as an Excess TI Cost, as provided for herein. The Landlord agrees that it shall promptly proceed to attempt to obtain any governmental variances or other approvals necessary to allow the construction of a monument sign on the Premises containing a Dow Jones Average indicator, comparable in size to the existing monument signs adjacent to Buildings I and II and containing approximately 175 square feet of surface area. In the event that the Landlord cannot obtain such variances or approvals, such monument sign shall have a surface area of approximately 150 square feet.

             b. Tenant shall be permitted to request installation of architecturally compatible signage on the walls of elevator lobbies and on entrance doors as Tenant Work. The Landlord shall provide for an allowance for interior signage in the Premises of $20,000 (which shall be in addition to the Base TI Allowance). All acquisition and installation costs for initial interior signage above $20,000 shall be paid for from the Base TI Allowance at Tenant's expense. Maintenance, repair, replacement and restoration of such signage shall be included as an Operating Expense under this Lease.

             c. The Tenant may, upon the approval of the Landlord, transfer its rights to utilize signs to any assignee or subtenant that is comparable in stature and prestige to those having signage rights in comparable buildings owned by the Landlord or affiliates of the Landlord, or comparable buildings owned by other landlords.

6.       DESIGN TEAM AND SUBCONTRACTORS.

             a. Landlord and Tenant agree that the design team ("Design Team") for the Tenant Work ("Design Work") shall include:

                      (1) Arcturis, Inc., as Tenant's architect ("Tenant
                          Architect") to prepare drawings and specifications for the Tenant Work through the customary AIA design development phase;

                      (2) Sverdrup/CRSS ("Tenant Engineer") to produce
                          engineering and working drawings for each subcontractor;

                      (3) Bauer Pankey Architects, Inc. ("Architect") to
                          provide assistance and coordination to be sure that the Tenant Work is coordinated with the construction work for the Core and Shell;

                  The Design Team shall also prepare construction drawings and specifications (to be jointly issued) for bid packages that will be complete and suitable for obtaining competitive open-market bids from Kaiser Electric, Inc., Kyhl Plumbing, Inc., Charles E. Jarrell Contracting, Inc., and Fire Assurance, Inc., and from at least three additional reputable, qualified trade subcontractors who customarily bid and perform such categories of Tenant Work in the St. Louis metropolitan area. The foregoing subcontractors ("Approved Subcontractors") allowed to bid shall be mutually identified and agreed to in advance by Landlord, Tenant and Contractor. The Tenant reserves the right to utilize a subcontractor other than the lowest bidder. The Tenant Architect and the Tenant Engineer shall be engaged under contract with Tenant and paid for from the Base TI Allowance, as an expense of the Tenant Work. The expenses of the Architect with respect to the Tenant Work, shall be paid for by the Landlord.

             b. Prior to the completion of the Core and Shell and Tenant Work (including the completion of any Punch-List items), all Contractors and Subcontractors utilized by the Tenant for Tenant Work or any other services provided to the Tenant within the Premises, shall be affiliated with the AFL/CIO and will not create any labor or work stoppages or strikes affecting the Landlord's construction of the Premises or any other services provided by the Landlord hereunder. In the event that the Tenant desires to utilize a mover that is not affiliated with the AFL/CIO, the Tenant shall do so in accordance with the provisions of Paragraph 15 hereof.
                                                        ------------

7.       TENANT WORK.

             a. The Landlord and Tenant acknowledge and agree that the Landlord shall complete the Core and Shell of the Premises in accordance with the Core and Shell Plans. In addition, the Landlord shall undertake the Tenant Work within the Building as requested by the Tenant in accordance with the procedures set forth below. The Landlord shall provide to the Tenant an allowance of Twenty-Five and 00/100 Dollars ($25.00) per RSF of the Building toward Tenant Work, plus an additional allowance of One and 00/100 Dollars ($1.00) per RSF of the Building for architectural and mechanical review of the construction of the Premises by the Tenant Engineer and the Tenant Architect

                      ("Base TI Allowance"). In the event that the cost of the Tenant Work, as requested by the Tenant, exceeds the Base TI Allowance, the Tenant shall be responsible for payment of such excess sum ("Excess TI Costs").

             b. The parties agree that the Tenant may utilize the Base TI Allowance for tenant finish, including, but not limited to, installation of ceiling pads and lighting, furniture (including, but not limited to, work stations), fixtures and equipment and for architects, engineers and other consultants and service providers hired by Tenant in connection with the relocation of Tenant's business to the Premises ("Tenant Work"). Any furniture or trade fixtures purchased by or for Tenant utilizing the Base
                      TI Allowance shall remain the Tenant's property and the Tenant shall have the right to retain and remove such items throughout the Lease Term, so long as no Event of Default is outstanding hereunder.

             c.       Attached hereto as Exhibit A-7 is a schedule for the
                                         -----------
                      preparation, review, approval and bidding for the Tenant Work ("Tenant Work Schedule"). The parties hereto agree to proceed in good faith and with due diligence at all times to respond to and satisfy the Tenant Work Schedule so as to not delay the completion of the Tenant Work and the final Substantial Completion of the Premises.

             d.       Tenant has or will immediately begin space planning
                      for the Building with the Tenant Architect for the preparation of Design Work and working drawings for the interior of the Premises as provided in Exhibit A-7
                                                                  -----------
                      (Tenant Work Schedule).

             e. Any private restrooms (including showers) and kitchens included within Tenant Work shall be paid for out of the Base TI Allowance, other restrooms in the Building shall be included in the Core and Shell, as provided in the Core and Shell Plans.

             f. The Core and Shell Plans shall include a card reader at six (6) perimeter entrances and exits of the Building. The cost of such card readers shall not be included within the Base TI Allowance provided the cost of any additional security system shall be charged against the Base TI Allowance. The cost of maintaining, operating or replacing the security system within the Premises shall be deemed to be an Operating Expense paid by Tenant under the Lease.

             g. The Landlord shall undertake its best efforts to provide that Cybertel will only utilize the roof of the Parking Garage as a "Cell Site" in a manner which will be architecturally harmonious with the design of the Parking Garage (with antenna panels next to the wall surface of the Parking Garage and of the same color as the Parking Garage, if reasonably possible). If Cybertel does utilize a portion of the Parking Garage as a Cell Site under the Cybertel Lease, the Landlord and Tenant shall work together to minimize the interference of the use and enjoyment of the Premises (including, without limitation, no loss of parking spaces) by and as a result of Cybertel's Cell Site.

             h. The Tenant shall have the exclusive right to use the Building roof, shafts, risers, or conduits for the installation and maintenance of conduits, cables, ducts, flues, pipes and other devices for communications, data processing devices, supplementary HVAC, kitchen air supply and exhaust requirements and other facilities consistent with Tenant's use of the Premises. Any such uses shall be subject to the Landlord's prior approval, not to be unreasonably withheld, conditioned or delayed, and applicable codes, ordinances and laws.

             i. The Tenant shall have the right to install within the Premises, communications, wiring and cable to provide direct communications with the building currently owned by the Tenant at 12555 Manchester Road, Des Peres, Missouri or other facilities owned or leased by the Tenant. The Tenant shall have the right to install an additional generator or generators, at the Tenant's sole cost and expense, near the location of the life/safety generator located near the Premises as reflected on the Site Plan, provided the installation of such additional generators shall be subject to the consent of the Landlord, which consent shall not be unreasonably withheld.

8.       TENANT WORK PLANS.

             a. The Tenant shall prepare or have prepared preliminary space plans for the Premises ("Space Plans") in accordance with Exhibit A-7 (Tenant Work Schedule). The
                                      -----------
                      Landlord shall provide to the Tenant more detailed construction schedules for the Core and Shell which shall be prepared jointly with the Tenant, and H.B.D. Contracting, Inc. (the "Contractor") within forty-five
                      (45) days from the Execution Date in accordance with Exhibit A-7 (Tenant Work Schedule). The Tenant's
                      -----------
                      construction drawings shall be completed by October 1, 2000. Such construction schedule shall be prepared using a Microsoft project format, as reasonably requested by Tenant. Promptly after the execution of this Lease, the Landlord, the Tenant, the Tenant Architect, the Tenant Engineer, the Architect, the Contractor and Kelley shall meet and agree upon a competitive bid process and any required revisions to the construction schedule that will provide for the completion of the Core and Shell and the design and construction of the Tenant Work so as to permit the completion of the Premises and occupancy thereof on or before December 31, 2001 ("Substantial Completion Date"). As part of the bid process for the Tenant Work, the Contractor and the Landlord agree that the Contractor shall request bids for each potential subcontract as provided in Paragraph 6(a) hereof and
                                                 --------------
                      that the lowest responsive bidder shall be utilized in each case unless the Tenant specifically selects, in its sole discretion, a bidder other than the lowest bidder. The construction contract with the Contractor shall limit the Contractor to a fee for overhead and profit related to the Tenant

                      Work to an amount equal to seven percent (7%) of the cost of the Tenant Work which shall be processed on an open-book basis using actual substantiated costs incurred with subcontractors. Any self-performed work undertaken by the Contractor shall be charged at actual direct cost without any mark-up, other than the seven percent (7%) fee. The Contractor self-performed work shall be limited to general requirements work as
                      described on Exhibit A-6; and all other Tenant Work
                                   -----------
                      shall be competitively bid. At such time as the Tenant Work Plans are finalized and subcontractor bids are selected, the Contractor shall prepare and deliver to Tenant and Landlord a guaranteed maximum price bid for the Tenant Work, which shall include all subcontract amounts, the Exhibit A-6 Work and the 7% overhead and
                                   -----------
                      profit fee. Any costs for the Tenant Work exceeding the guaranteed maximum price bid (excluding change orders) shall be borne by Contractor. If costs for the Tenant
                      Work are less than the guaranteed maximum price bid, the savings shall be credited either to the Base TI
                      Allowance or the Excess TI Costs, as appropriate. During the course of construction of the Tenant Work and following completion thereof (for a period of six (6) months after the Commencement Date), Tenant shall be given access to Contractor's books and records
                      pertaining to Tenant Work, including specifically
                      records of Contractor self-performed work described in Exhibit A-6. Tenant shall be entitled to audit and
                      -----------
                      verify said records and costs and if Tenant establishes that: (i) costs invoiced by the Contractor for Tenant
                      Work exceeded subcontract amounts as to subcontracted Tenant Work and/or (ii) costs for Contractor's Exhibit A-6
                                                                     -----------
                      work were unreasonable in relation to the type and character of work being performed, resulting in excess costs, then Tenant shall be entitled to a refund of such excess amounts.

                      After establishing the bid process, the modifications to be made to the Construction Contract and a final Construction Schedule for the Tenant Work, the Landlord and Tenant agree that:

                           (1) Both Landlord and Tenant must approve the
                               plans, specifications and working drawings
                               for the Tenant Work as per Exhibit A-7
                                                          -----------
                               (Tenant Work Schedule); and

                           (2) Any third party contractor or
                               subcontractor engaged by the Tenant in
                               conjunction with the Tenant Work shall
                               be a member of and/or affiliated with
                               the AFL/CIO Construction Trades.

              b. The Landlord and the Contractor acknowledge that the cost of the Tenant Work may be as high as Fifty and 00/100 Dollars ($50.00) per RSF of the Building and that such amount of Tenant Work can be completed within the Exhibit A-4 Schedule for Tenant Work. In the event that
                      -----------
                      the scope of the Tenant Work proposed by the Tenant and the Tenant Architect is substantially greater than Fifty and 00/100 Dollars ($50.00) per RSF or includes items which will extend the Tenant Work Construction Schedule beyond that reasonably contemplated by the parties and cannot, in the reasonable opinion of the Contractor, be completed within seven (7) months, the Contractor shall promptly notify the Landlord and the Tenant, providing specific reasons why such schedule cannot be met. The Landlord, the Tenant and the Contractor shall promptly meet in order to attempt to reduce the Tenant Work completion time to seven (7) months, or if not, provide for commencement of the Tenant Work and, if required, the Tenant Work Plans (or "Design Work") at an earlier date. If the Tenant desires to implement Tenant Work costing substantially in excess of Fifty and 00/100 Dollars ($50.00) per RSF or unusual items that cannot be completed in the reasonable opinion of the Contractor on a schedule coinciding with the Substantial Completion Date, prior to agreeing to the scope of the Tenant Work, the Landlord and the Tenant shall modify this Lease in order to provide that the Tenant will pay to the Landlord any and all Delay Expenses that may be incurred by the Landlord or the Contractor as a result of such extended Tenant Work completion schedule. This Lease shall also be amended to adjust the Construction Schedule, the proposed Commencement Date, and the dates used for calculation of any Late Delivery Payment, provided, however, that the Tenant shall have no liability to pay for costs or expenses related to extended performance costs not previously agreed to in writing in conjunction with a revised Construction
                      Schedule if the Contractor fails to conform to the new schedule for Tenant Work, after the Contractor has agreed in writing to do so.

9.       TENANT WORK CONSTRUCTION AND CHANGE ORDERS.

             a. At such time as the Landlord and the Tenant have agreed on the scope of the Tenant Work, the parties shall execute an amendment of this Lease incorporating the Tenant Work Plans into this Lease and confirming the dollar amount of the Excess TI Costs which shall be paid by the Tenant. The Landlord shall also amend its construction contract with the Contractor to provide for the Tenant Work. The Tenant shall pay the Tenant Excess TI Costs (less retained holdbacks provided herein) in periodic installments to the title insurance company or construction Lender disbursing the construction funds in conjunction with the payment of draw requests to the Contractor for the Tenant Work, after such time as the Landlord has disbursed the Base TI Allowance to the Contractor (less the retained holdback share). At such time as Landlord and Tenant have agreed upon the scope of the Tenant Work and subcontractors have been chosen to undertake such work, the Landlord shall diligently pursue to completion the Tenant Work in accordance with the Construction Schedule. The Landlord and the Tenant shall insure that all goods and services contracted to be purchased by the Landlord and/or the Tenant to be included within the scope of the Tenant Work shall be invoiced separately from all the Core and Shell construction costs. The Landlord and the Tenant shall communicate with each other on a regular basis as to the status of the Tenant Work and the calculation of expenses related thereto. The Landlord and the Tenant shall cooperate and communicate with one another not less than once per month to provide estimates for the costs of the Tenant Work. In conjunction with the design of the Tenant Work, the Landlord shall prepare a budget for the Tenant Work showing the estimated Tenant Work budget and identifying those items that will be paid for directly by the Landlord and those items which will be paid for directly by the Tenant. The Tenant Work budget shall be updated monthly by the Landlord.

             b. In the event that the Tenant desires any change order ("Tenant Change Order") to the Core and Shell Plans or the Tenant Work Plans, the Tenant or the Tenant Architect shall notify the Landlord, the Contractor and the Architect in writing describing the desired Tenant Change Order. The Contractor, the Architect and the Tenant Architect shall promptly provide to the Landlord and the Tenant information regarding:

                           (1) the cost of implementing such Tenant Change
                               Order, if any;

                           (2) the effect such Tenant Change Order shall
                               have on the Construction Schedule, if any;
                               and

                           (3) any questions or suggestions regarding
                               implementation or clarification of the
                               Tenant Change Order.

                      If the Tenant desires to pursue the Tenant Change Order, Tenant shall promptly notify the Landlord and the Landlord shall seek approval of its Lender for such Tenant Change Order, to the extent required by such Lender. If the Landlord obtains the approval of its Lender for such Tenant Change Order (if such approval is required), the Landlord shall promptly notify the Contractor, the Architect, the Tenant Architect and the Tenant and the construction contract shall be modified to effect the Tenant Change Order. The Tenant agrees that the estimated cost of the Tenant Change Order shall be paid by the Tenant to the Landlord or the Landlord's title company within ten
                      (10) business days, to be utilized for payment for the costs of such Tenant Change Order ("Tenant Change Order Cost") or at Tenant's option, said amount shall be charged against the Base TI Allowance, if not already expended. The Landlord agrees to provide the Tenant with copies of any invoices or other materials reasonably necessary to permit the Tenant to evaluate the cost of any Tenant Change Order. In the event that any proposed Tenant Change Order will adversely affect the Construction Schedule, the Landlord shall notify the Tenant as to the Delay Expenses anticipated to be incurred by the Landlord and Contractor, as a result of such Tenant Change Order with respect to the construction of the Premises and the Tenant shall also deposit such sum with the Landlord at the time of the payment of the

                      Tenant Change Order Cost, to the extent that such Tenant Change Order Cost will cause the cost of the Tenant Work to exceed the sum of the Base TI Allowance. The parties agree to cooperate with one another in order to implement any and all Tenant Change Orders, but in no event shall any Tenant Change Order result in any increased cost or financial loss to the Landlord.

             C. (i) In the event that the Landlord desires to make any change order to the Core and Shell Plans ("Landlord Change Order"), the Landlord shall notify the Tenant in writing (which may include communication by facsimile) describing the desired Landlord Change Order the Tenant agrees to notify the Landlord by telephone and/or facsimile giving the Tenant's approval or stating Tenant's objections, in the event that the Tenant objects to any requested Landlord Change Order because it will unacceptably (x) alter the exterior appearance of the Building, or (y) change the RSF or floor plate of the Building, no later than three (3) business days after receipt of such proposed Landlord Change Order. In the event that the Landlord notifies the Tenant that such Change Order must be approved on an expedited basis, the Tenant agrees to undertake its best efforts to review such proposed Landlord Change Order as soon as possible and respond to the Landlord by telephone and/or facsimile confirming whether or not said proposed Change Order is approved.

                      (ii) In the event that the Tenant has not responded to the Landlord within three (3) business days after receipt of a non-expedited Landlord Change Order, the Tenant shall be deemed to have waived its right to object. In the event that the Tenant objects to any proposed
                      Landlord Change Order, the parties shall immediately enter into discussions with the Contractor and the Architect to review the requested Landlord Change
                      Order and determine what, if any, modification can be made to the Landlord Change Order to remedy Tenant's objection and so as not to delay the Substantial Completion of any portion of the Premises.

10. CONSTRUCTION SCHEDULE. The Landlord and Tenant shall endeavor to perform their obligations under the Construction Schedule to avoid any delay in the completion of the Tenant Work or the Core and Shell. In the event that the Tenant fails to meet its obligations under this Construction Schedule for the design of the Tenant Work, the Tenant shall reimburse the Landlord for any and all costs and expenses incurred as a result of such failure. The parties acknowledge and agree that it is critical for each of the parties to endeavor to perform their obligations in a timely manner so that the Construction Schedule for the Premises can be met.

11.      REIMBURSEMENT FOR TENANT WORK.

             a. If the estimated price for the Tenant Work, plus other funds expended to date or to be expended by the Landlord for other phases of the Tenant Work, exceeds the Base TI Allowance, the Tenant shall pay such Excess TI Costs to the Landlord's title company or construction Lender disbursing construction proceeds as provided in Paragraph 9(a) hereof. In the event changes in the scope
                      --------------
                      of the Tenant Work which the Landlord will contract to perform will result in the cost of the Tenant Work exceeding the Base TI Allowance, the Tenant shall pay such Excess TI Costs as provided in Paragraph 9(a)
                                                          --------------
                      hereof. The construction contract for the Tenant Work with the Contractor shall provide that prior to the completion of fifty percent (50%) of the Tenant Work, there shall be a ten percent (10%) retainage and for the remainder of the Tenant Work completion there shall be a zero percent (0%) retainage. The resulting total five percent (5%) retainage shall be held until Substantial Completion of the Premises, subject to the terms of the construction documents. At such times as the Architect and Tenant Architect determine that the Building and Parking Garage are Substantially Complete, the Architect, Tenant Architect, Landlord and Tenant shall prepare a Punch-List, and 125% of the estimated cost of completing the Punch-List items (as such cost is determined in the reasonable discretion of the Architect) shall be held back pending completion of such Punch-List. Funds in the Punch-List holdback shall be released to the Contractor upon the completion of Punch-List items from time to time, but no more often than once a month. In the event of any dispute as to the completion of any Punch-List items, the Architect and Tenant Architect shall determine whether or not such Punch-List item has been satisfactorily completed.

             b. Upon the completion of the Tenant Work and the payment of all outstanding invoices therefor, but in no event later than ninety (90) days after the Commencement Date, the Landlord shall provide to the Tenant a full accounting of all of the costs and expenses incurred by the Landlord and the Tenant for the Tenant Work ("Accounting"). In the event that the sum paid by the Landlord for the Tenant Work (less any sums previously reimbursed by the Tenant to the Landlord) exceeds the Base TI Allowance, plus Excess TI Costs paid by the Tenant, the Tenant shall pay such sum to the Landlord within thirty (30) days after receipt of the Accounting. In the event that the sum paid by the Landlord for the Tenant Work (less any sums previously reimbursed by Tenant to the Landlord) is less than the Base TI Allowance, plus Excess TI Costs paid by the Tenant, the Landlord shall forward payment of such difference to the Tenant along with the Accounting. In the event that the Tenant disputes any portions of the Accounting, the Landlord and the Tenant agree to negotiate in good faith to resolve any disputes and make any appropriate adjustments in the payments. In the event that the Tenant seeks credit or reimbursement for costs or expenses incurred directly by the Tenant toward the Base TI Allowance, the Tenant shall provide to the Landlord a written description of the expense reimbursement requested, a copy of the invoice from the contractor or supplier to whom such cost was paid, and evidence of payment within thirty (30) days after the Commencement Date.

             c. The Tenant agrees to indemnify and hold the Landlord harmless from any and all costs and expenses incurred by the Landlord as a result of any Tenant Work undertaken by the Tenant for which Tenant is liable for payment. In the event that any mechanic's lien is filed against the Landlord or the Premises as a result of Tenant Work undertaken by the Tenant, the Tenant shall provide reasonable assurances to the Landlord, Landlord's Lender and the Landlord's title insurance company so that the title insurance company will provide title insurance coverage to the Landlord and the Lender over such mechanic's lien.

12. ADDITIONAL PAYMENTS BY TENANT. All sums for Tenant Work to be paid by the Tenant to the Landlord hereunder shall be deemed to be Additional Rent hereunder.

13. ACCESS TO AND INSPECTION OF THE PREMISES. The Tenant, the Tenant Architect and the Tenant's consultants shall have access to the Premises for the purposes of inspecting the construction of the Premises, during the construction of the Core and Shell and Tenant Work, subject to coordinating with the Contractor, and the Landlord, abiding by all appropriate safety rules and regulations established by the Landlord and Contractor, and so as not to unreasonably delay or interfere with construction. The Tenant shall provide to the Landlord certificates of insurance for any third party consultants of the Tenant naming the Landlord and Landlord's Lender as additional insureds on the liability policies, prior to entering upon the Premises. In the event that the Tenant identifies any portion of the construction which the Tenant believes is not substantially in compliance with the approved Core and Shell Plans or Tenant Work Plans, the Tenant shall promptly notify the Landlord of such objection and the parties shall work in good faith to promptly resolve such noncompliant work. The Landlord acknowledges and agrees that the Tenant Architect shall have the primary inspection role with respect to the Tenant Work.

14. COMPLETION OF TENANT WORK. Thirty (30) days prior to the anticipated date of the completion of Tenant Work for each floor of the Building, the Landlord shall notify the Tenant and establish a procedure for review and inspection of the Tenant Work on such floor. The Landlord and the Tenant shall establish inspection procedures pursuant to which the Tenant shall review the status of the Tenant Work on such floor and the parties shall prepare a Punch-List for the Tenant Work, for the items to be finished after the Architect and the Tenant Architect certify that a floor is Substantially Completed ("Punch-List"). The Landlord and the
         Tenant shall coordinate the completion of any Tenant Work on each floor of the Building in a manner to expedite the Substantial Completion of the Building. Subsequent to the preparation of the Punch-List, the Landlord and the Contractor shall diligently pursue the completion of all Punch-List items to the reasonable satisfaction of the Tenant. A floor of the Building, or the Premises as a whole, shall be "Substantially Complete" on such date as the Architect and the Tenant Architect have delivered to the Landlord and the Tenant a certificate confirming that such floor is, or the Premises as a whole, are Substantially Complete in accordance with the Core and Shell Plans and Tenant Work Plans and are suitable for occupancy by the Tenant (subject to Punch-List items). The foregoing, to the contrary, notwithstanding, the Tenant may elect initially to complete Tenant Work only on certain selected floors of the Building, in which event when all of the floors so selected by the Tenant for Tenant Work have been Substantially Completed, and whatever Tenant Work is, at a minimum, required for the other floors of the Building to meet building and fire code requirements so as to enable the Tenant to occupy said selected floors is completed, then the Commencement Date shall occur as contemplated by this Lease. Notwithstanding anything else herein contained to the contrary, the Landlord acknowledges that it shall not be permitted to require the Tenant to pay partial Rent based on the Substantial Completion of merely a portion of the floors of the Building.

15. MOVE IN. In the event that the Tenant obtains access to the Premises to make them ready for its occupancy pursuant to the Advance Occupancy provisions of this Lease, the Tenant acknowledges that if it utilizes contractors or movers not affiliated with the AFL/CIO, such use may result in strikes or other work stoppages.
         The Tenant agrees to work closely with the Contractor and the Landlord to avoid any such strike or work stoppage, provided that if any strike or work stoppage does occur because of the Tenant's use of non-AFL/CIO contractors or movers, the Tenant agrees to indemnify and reimburse the Landlord and the Contractor for any and all costs and expenses resulting from any such strike or work stoppage, including, but not limited to, costs related to delays in the Construction Schedule, increased costs of construction of the Premises, construction period interest or related loan costs, Taxes, utilities, loss or delay of Rent payments and similar costs.

16. CONSTRUCTION CONTRACT. The Landlord shall, prior to execution of the Construction Contract, provide a copy thereof with all exhibits and attachments to the Tenant, for Tenant's approval, which approval shall not be unreasonably withheld or delayed. Tenant shall have a period of ten (10) days following receipt of the form of Construction Contract to review such form to assure itself that the Construction Contract is in conformity with the terms, provisions and procedures of this Lease. Once approved, the
         Landlord shall not enter into any amendments or modifications, nor waive any default, nor grant any time extensions to the Contractor which are contrary to the terms of the Landlord's obligations under this Lease, without the Tenant's prior written approval, provided that Change Orders in the Construction Contract shall be governed by the procedures set forth in Paragraph 9 hereof.
                                                 -----------

17. SETTLEMENT AGREEMENT. The Landlord agrees that the Premises, as initially constructed, shall be in compliance with the settlement agreement dated November 9, 1987 and recorded in Book 8238, page
         974 in the Office of the Recorder of Deeds for the County of St. Louis.

                                EXHIBIT "A-1"
                                -------------
                                     TO
                                     --
                                  EXHIBIT A
                                  ---------

                            CORE AND SHELL PLANS


                                    A1-1

                                EXHIBIT "A-2"
                                -------------
                                     TO
                                     --
                                  EXHIBIT A
                                  ---------

                      CORE AND SHELL PLAN MODIFICATIONS


                                    A2-1

                                EXHIBIT "A-3"
                                -------------
                                     TO
                                     --
                                  EXHIBIT A
                                  ---------

                                           TENANT WORK ALLOCATION

ITEM                                                                                         SHELL        T-I

ARCHITECTURAL
-------------
Core wall drywall (taped and sanded) on tenant side                                          X
Shaft wall drywall (taped and sanded) on tenant side                                         X
Column drywall taped and sanded                                                              X
Straight through ceiling grid @ 9'-0" (Grid upgrade = T.I.)                                  X            X
Preselected ceiling pads on floor (Ceiling upgrade = T.I.)                                   X            X
Inside face drywall at perimeter walls, except at rated columns                                           X
Bathroom ceiling, floors and walls (w/material selections)                                   X
Exit and Feature stairs (w/material selections)                                              X
Elevator cabs (w/material selections)                                                        X
Elevator lobby ceiling, floors and walls (w/material selections)                             X
Entry lobby floors, walls and ceilings                                                       X
2nd floor Atrium walls                                                                       X
2nd floor balcony rail                                                                       X
Lower level exit corridors, lobby and garage tunnel link                                     X
Lower level mechanical, electrical, life safety, generator and fire pump                     X
Lower level receiving, housekeeping and maintenance                                          X
Lower level offices, dining, kitchen, mail and supply rooms                                               X
Core signage (in owner soft cost budget, see lease)                                          X
Building signage (in owner soft cost, shown on civil plans, see lease)                       X
Window blinds                                                                                             X
Electrical room with sleeves for telephone/cable and janitor closet                          X
Tenant drywall partitions                                                                                 X
Tenant doors, building standard, full height, solid core, frames and hardware                             X

HVAC
----
Main supply trunk lines in plenum                                                            X
Final Supply diffuser location                                                                            X
Thermostat zone controls (Per shell drawings)                                                X
Additional zones and controls                                                                             X
Tenant specific HVAC for computer rooms                                                                   X

ELECTRICAL
----------
Service to the building                                                                      X
Distribution from the main service to the floors                                             X
Floor distribution to tenant areas                                                                        X

                                    A3-1



ITEM                                                                                         SHELL        T-I

2x4 parabolic fixtures @ 1/80 sf stored in warehouse (upgrade-=T.I.)                         X            X
2x4 parabolic fixtures beyond 1/80 sf and installation of all                                             X
Exit signs, emergency lighting and strobes, core areas only                                  X
Emergency generator for life safety only (BOCA 1996)                                         X
Emergency power for tenant                                                                                X

PLUMBING
--------
Wet columns as shown on Kyhl Co. plumbing plans                                              X
Tenant lunch rooms, private toilets and showers                                                           X
Kitchen plumbing including grease trap and fixture hookup                                                 X

FIRE PROTECTION
---------------
Water service, fire pump, sprinkler mains and branches in plenum                             X
Open area head distribution                                                                  X
Sprinkler heads moved to non-open area tenant plan locations                                              X
Fire hydrants, fire dept connections, fire alarm system (BOCA 1996)                          X

SECURITY
--------
Card readers (6 perimeter exterior doors)                                                    X
Sleeves in the core from the main service to the floors                                      X
Service and equipment to the building and/or garage, with floor distribution                              X


                                    A3-2

                                EXHIBIT "A-4"
                                -------------
                                      TO
                                      --
                                  EXHIBIT A
                                  ---------

                            CONSTRUCTION SCHEDULE


                                    A4-1

                                EXHIBIT "A-6"
                                -------------
                                     TO
                                     --
                                  EXHIBIT A
                                  ---------

                                  TO FOLLOW


                                    A6-1

                                EXHIBIT "A-7"
                                -------------
                                     TO
                                     --
                                  EXHIBIT A
                                  ---------


                       TENANT WORK DESIGN AND SCHEDULE

Tenant Work Design shall consist of three items:

1.       SCHEMATIC DESIGN DRAWINGS
         a.       CADD drawings depicting the following items:
                  1. Blocking and stacking layouts of departments within the building.
                  2. Blocking and stacking layouts of departments on each floor.
                  3.       Floor plan layouts of all walls, rooms and doors.
                  4.       Workstation standards and layout.
                  5.       Notation and labeling of all areas.

2.       DESIGN DEVELOPMENT DRAWINGS  (refinement of Schematic Design Drawings)
         a.       CADD drawings depicting the following items:
                  1.       Refined floor plan layouts of walls, rooms and doors.
                  2.       Reflected ceiling plans of all floors.
                  3. Detailed room requirements (lighting, power, HVAC, plumbing, data, security, office equipment, built-ins, other custom items).
                  4. Kitchen/Cafeteria layout and detailed requirements (per #3 above).
                  5. Material specifications, color selections and schedules.

3.       CONSTRUCTION DRAWINGS
         a.       CADD drawings depicting the following items:
                  1.       Code review information
                  2.       Construction details, schedules and specifications
                  3. Mechanical, electrical, plumbing and fire protection drawings
                  4.       All final material and equipment selections


SCHEDULE


                              ITEM                            COMPLETION DATE
a.   Preparation of Schematic Design Drawings by Tenant        June 1, 2000
     Architect per Item #1.

b.   Architect review of Schematic Design Drawings and         June 15, 2000
     feedback to Tenant.


                                    A7-1

c.   Completion of Design Development Drawings by Tenant       August 1, 2000
     Architect per Item #2.

d.   Architect review of Design Development Drawings and       August 15, 2000
     feedback to Tenant.

e.   Tenant Architect and Design Team completion of            October 1, 2000
     Construction Drawings.

f.   Architect's review of Tenant Architect's Construction     October 15, 2000
     Drawings prior to final bid issue. Architect to provide
     Tenant Architect with specific corrections in writing.

g.   Tenant Architect and Design Team completion of            November 30, 2000
     Construction Drawings incorporating Architect's comments from Item f.

h.   Landlord and Contractor bid the Tenant Construction       January 15, 2001
     Drawings.

i.   Tenant and Landlord review and approve final plans and    February 28, 2001
     pricing based on results of item h.

j.   Obtain permits from St. Louis County and West County      May 15, 2001
     EMS for Tenant Work to be undertaken by Contractor and Landlord.

k.   Commence construction of Tenant Work by Contractor        June 1, 2001
     promptly after obtaining permits pursuant to Item j.


                                    A7-2

                                  EXHIBIT B
                                  ---------
                     LEGAL DESCRIPTION OF OFFICE CENTER
                     ----------------------------------

The land upon which the Office Center is situated is described as Manchester/270 Office Center, according to the plat thereof recorded in Plat Book 281, page 35 of the St. Louis County Records.

                                 EXHIBIT B-1
                                 -----------
                             SITE PLAN OF LOT 1
                             ------------------


                                    B1-1

                                  EXHIBIT C
                                  ---------
                      DECLARATION OF LEASE COMMENCEMENT
                      ---------------------------------

         This DECLARATION is hereby entered into as of the       day of
                                                           -----
           , 20   , by and between Eckelkamp Office Center South, L.L.C., a
-----------    ---
Missouri limited liability company ("Landlord") and Edward D. Jones & Co., L.P., a Missouri limited partnership ("Tenant").

                             W I T N E S S E T H
                             -------------------

         WHEREAS, Landlord and Tenant entered into a Lease Agreement dated for certain premises ("Premises") being on Lot I of Manchester/270
-----------
Office Center with an address of 1245 Kelley Memorial Drive, St. Louis, Missouri, 63131, and more fully described in said Lease; and

         WHEREAS, Landlord and Tenant wish to confirm the Commencement Date and the expiration date of the Initial Term of the Lease, and the date upon which the payments of full Rent for the Lease and use of the Premises shall commence;

         NOW, THEREFORE, Landlord and Tenant hereby mutually agree and confirm that: (1) the Commencement Date for the Lease is
                                                        ----------------------
and the Initial Term shall expire on             ; (2) the payment of full Rent
                                     ------------
under the provisions of the Lease shall commence on the Commencement Date in the amounts set forth in Article III of the Lease; (3) Tenant is in possession of and has accepted the Premises demised by the Lease, and acknowledges that all the work to be performed by Landlord in the Premises as required under the Lease has been satisfactorily completed (subject only to punch list items,
if any); and (4) there are                 RSF within the building located
                           ---------------
within the Premises.

         All other terms and conditions of said Lease and any modifications thereof shall remain unchanged.

         IN WITNESS WHEREOF, the parties hereto have set their hands to this instrument as of the day and date first above written.

LANDLORD:                               TENANT:

ECKELKAMP OFFICE CENTER SOUTH,          EDWARD D. JONES & CO., L.P.,
L.L.C., A MISSOURI LIMITED LIABILITY    A MISSOURI LIMITED PARTNERSHIP
COMPANY

By: Eckelkamp Office Center, Inc.,      By:
    Managing Member                        ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------
    By:
       ------------------------------
             L.B. Eckelkamp, Jr.,
             President

                                  EXHIBIT D
                                  ---------
                          INSURANCE SPECIFICATIONS
                          ------------------------

I.   PROPERTY INSURANCE* - All Risk, including Flood (backup of sewers and drains) and Earthquake (subsidence and
                                   earth movement)

     A. Building Limit** $37,500,000.
                         ------------
     B. Rents Limit***   $ 6,258,711.($4,633,711 Base rental yr.1+$1,625,000 OE)
                         ------------
     C. Extra Expense    $     -0-

              1. Property Deductible/Rents
              2. Flood Deductible
              3. Earthquake Deductible

     * Form should include No Coinsurance provision, Building glass, EDP (hardware & software), Boiler & Machinery, a broadening endorsement (see attached).
     **  Subject to clause  10.1
                            ----
     *** Subject to Rents Schedule sec.3 and 4 of this Lease & 24
                                   -------------------------
            month extended period of indemnity, including the perils of flood and earthquake.

II.  GENERAL LIABILITY:*
     General Aggregate Limit:           $1,000,000.
                                        -----------
       Products/Completed operations
     Aggregate Limit:                   $1,000,000.
                                        -----------
     Each Occurrence Limit:             $1,000,000.
                                        -----------
     Personal & Advertising
       Injury Limit:                    $1,000,000.
                                        -----------
     Medical Expense:                   $   10,000.
                                        -----------

     *Form should include a Commercial General Liability Form similar coverages outlined in the Kemper Broadening Liability Endorsement

III. UMBRELLA:*

     Limit of Liability          $50,000,000.      Each Occurrence
                                 ------------
                                 $50,000,000.      General Aggregate
                                 ------------
                                 $50,000,000.      Products/Completed
                                 ------------        Operations Aggregate

     *See Sec.10.2

IV.  ENVIRONMENTAL COVERAGE:* (3rd Party Liability) Contingent Environmental
     Cleanup Limit of Liability                      $  5,000,000.
                                                     -------------

     *See Sec.37

V.   INSURANCE CARRIERS REQUIREMENTS:
     All carriers must have a rating of "A-" or better for claims paying ability assigned by Standard & Poor's Rating Group, or a general rating of "A-" or better; with a financial class VIII, or greater, assigned by A.M. Best Company, Inc. meeting the following criteria:

     The limit in any one risk is acceptable in an amount up to 10% of the latest Best's Reported Policyholder's Surplus (e.g. if the policyholder's surplus is $200,000,000 only $20,000,000 can be accepted). If coverage is more than the 10% surplus, the policy must be endorsed by a Reinsurance Endorsement by a company meeting these same requirements.


                                     D-2